UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Capital Corp of the West
(Name of Registrant as Specified in its Charter):
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CAPITAL CORP OF THE WEST
550 West Main Street
P.O. Box 3829
Merced, CA 95344
May 16, 2008
Dear Shareholder:
     You are cordially invited to attend the 2008 annual meeting of shareholders of Capital Corp of the West to consider and vote upon (i) a proposal to elect four Class III directors; (ii) approval of the Amended and Restated 2002 Stock Plan; (iii) ratification of the selection of Perry-Smith LLP, independent certified public accountants, to serve as the Company’s auditors for the fiscal year ending December 31, 2008; and (iv) such other business as may properly come before the annual meeting.
     The annual meeting will take place on Thursday, June 19, 2008, at 9:00a.m., Pacific time, at the Merced Cultural Arts Center, 645 W. Main Street, Merced, California.
     Enclosed is the Corporate Secretary’s notice of this annual meeting, a proxy card, the proxy statement describing the proposals, and a return envelope. Also enclosed is a copy of the Capital Corp of the West 2007 annual report to shareholders and Form 10-K.
     We encourage you to attend this annual meeting. Whether or not you are able to attend, please complete, date, sign, and return promptly the enclosed proxy card so that your shares will be represented at the annual meeting. You may also vote your shares by utilizing the toll free number listed on the proxy card or via the internet by utilizing the Control Number listed on the proxy card. You may also vote at the annual meeting. If you choose to attend the meeting in person, please bring to the annual meeting a copy of the enclosed proxy card and proof of your identity. Thank you for your interest in Capital Corp of the West and I look forward to seeing you at the annual meeting.

Very truly yours,

Thomas T. Hawker
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
2008 ANNUAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND THE ANNUAL MEETING
INFORMATION CONCERNING PROXY STATEMENT
NOMINEES FOR DIRECTOR
PROPOSAL TWO — TO APPROVE THE CAPITAL CORP OF THE WEST

CAPITAL CORP OF THE WEST
Merced, California 95344
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
     The 2008 annual meeting of shareholders of Capital Corp of the West (the “Company”) will be held on Thursday, June 19, 2008, at 9:00 a.m. Pacific time, at the Merced Cultural Arts Center, 645 W. Main Street, Merced, California. The annual meeting will be held for the following purposes:
1.	To elect four Class III directors;

2.	To approve the Capital Corp of the West Amended and Restated 2002 Stock Plan;

3.	To ratify the selection of Perry-Smith LLP, independent certified public accountants, to serve as the Company’s auditors for the fiscal year ending December 31, 2008; and

4.	To consider and act upon such other matters as may properly come before such annual meeting or any adjournment thereof.
     Holders of the Company’s common stock of record at the close of business on April 21, 2008 are entitled to notice of and to vote at the annual meeting.
     YOUR VOTE IS IMPORTANT. Please sign and date the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the annual meeting. Shareholders of record may vote by utilizing the toll free number 1-800-690-6903 and the “Control Number” listed on the proxy card. Instructions for utilizing the toll free number are listed on the proxy card. You may also vote via the Internet by following the instructions listed on the proxy card. Voting via telephone and Internet will be suspended 24 hours prior to the annual meeting date. This proxy statement is distributed by and the enclosed proxy is solicited on behalf of the Board of Directors of the Company.
     ADMISSION TO THE MEETING. If you are a Shareholder of record and plan to attend, please check the appropriate box on the Proxy Card and we will add your name to the list of attendees as the Company reserves the right to restrict admission to shareholders of record.  If you plan on voting your proxy at the meeting and will not be voting prior, please contact Denise Butler, Corporate Secretary at 209-725-2276 to add your name to the list.
     This notice and the accompanying proxy statement, copy of the 2007 annual report, proxy card, or voting instruction form and Form 10-K were posted on our website and mailed to you on or about May 16, 2008.
By Order of the Board of Directors,

Denise Butler
Vice President and Corporate Secretary

PROXY STATEMENT
CAPITAL CORP OF THE WEST
2008 ANNUAL MEETING OF SHAREHOLDERS
P.O. Box 3829
550 West Main St.
Merced, CA 95344-1829
(209)725-2269
GENERAL INFORMATION
     We are providing you with the proxy statement and a copy of our 2007 annual report, Form 10-K along with either a proxy card or voting instruction form, in connection with the solicitation of proxies by the Board of Directors of Capital Corp of the West to be voted at the 2008 annual meeting of shareholders on Thursday, June 19, 2008 or any adjournment or postponement of this annual meeting. In this proxy statement, we generally refer to this proxy statement, the 2007 annual report, and the proxy card or voting instruction form as our “proxy materials”. Although we are including a copy of our 2007 annual report with this proxy statement, it should not be considered to be a part of this proxy statement. We intend to start mailing the proxy materials to our shareholders on or about May 16, 2008. This proxy statement contains specific information about the annual meeting and important information for you to consider when deciding how to vote your shares at the annual meeting. Please read this proxy statement carefully.
     In this proxy statement the terms “Company,” “CCOW,” “we,” “our,” or “us” all refer to Capital Corp of the West and its subsidiaries. We also refer to the Board of Directors of Capital Corp of the West as the “Board”. The term “Bank” in this proxy statement refers to County Bank, a wholly owned subsidiary of Capital Corp of the West.
QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND THE ANNUAL MEETING
Question:  Why am I receiving these materials?
Answer:  The Board of the Company is providing these proxy materials for you in connection with the Company’s 2008 annual meeting of shareholders. As a shareholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the proposals described in this proxy statement.
Question:  What information is contained in these materials?
Answer:  The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and executive officers, and certain other required information. A copy of the 2007 annual report and Form 10-K is also enclosed.
Question:  What shares can I vote?
Answer:  You may vote all shares you owned as of the close of business on, April 21, 2008, the record date. These shares include (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a stockbroker or bank. Shares purchased through the Capital Corp of the West Employee Stock Ownership Plan (“Plan”) for your account are voted by the trustee(s) of the Plan at your direction.

Question:  What is the difference between holding shares as a shareholder of record and a being a beneficial owner?
Answer:  Most shareholders hold shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below there are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record — If your shares are registered directly in your name with the Company’s transfer agent (Computershare Investor Services, LLC) you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to vote by proxy or to vote in person at the annual meeting. The Company has enclosed a proxy card for you to use.
Beneficial Owner — If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the annual meeting. If you wish to vote these shares at the annual meeting, you must contact your bank or broker for instructions as to how to do so. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares on your behalf.
Question:  How can I vote my shares in person at the annual meeting?
Answer:  Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to attend the annual meeting, please bring to the annual meeting the enclosed proxy card and proof of your identity.
Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name can be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.
Question:  How can I vote my shares without attending the annual meeting?
Answer:  Whether you hold shares directly as a shareholder of record or beneficially in street name, you may direct your vote without attending the annual meeting. You may vote by granting a proxy or, for shares held in street name, by submitting your voting instructions to your broker or nominee. In most instances you will be able to do this by telephone, internet or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.
By Internet — If you have Internet access, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the proxy card.
By Telephone — If you live in the United States or Canada, you may submit your proxy by following the “Vote by Phone” instructions on the proxy card.
By Mail — You may do this by returning your signed proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage pre-paid and addressed envelope. If you provide specific voting instructions on the proxy card, your shares will be voted as you instruct. If you sign the proxy card but do not provide instructions, your shares will be voted as described below in “How are votes counted?”
Question:  Can I change my vote?
Answer:  You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Also, you may file with the Corporate Secretary of the Company a written notice of revocation at any time before your proxy is exercised at the annual meeting. Attendance at the annual meeting will not cause your previously granted proxy to be automatically revoked unless you specifically so request or unless you vote at the annual meeting. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee. Your changed voting instructions must be received sufficiently in advance of the annual meeting to allow your vote to be changed.
Question:  How are votes counted?
Answer:  In the election of directors you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees or all of the nominees. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board (“FOR” all of the Company’s nominees to the Board “FOR” the Amended and Restated 2002 Stock Plan, “FOR” ratification of the selection of Perry-Smith LLP as auditors and at the discretion of the proxy holders on any other matters that properly come before the annual meeting, including a motion to adjourn the meeting to a later date for the purpose of soliciting additional proxies).
Question:  What does it mean if I receive more than one proxy or voting instruction card?
Answer:  It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive so that all your shares will be represented at the annual meeting.
Question:  Is my vote confidential?
Answer:  Generally proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board.

INFORMATION CONCERNING PROXY STATEMENT
     This proxy statement is furnished in connection with the solicitation by the Board of proxies to be voted at the 2008 annual meeting of shareholders of the Company and any adjournments or postponements thereof. At the annual meeting, the shareholders of the Company will be asked to (1) elect four Class III directors; (2) approve the Company’s Amended and Restated 2002 Stock Plan; (3) ratify the selection of Perry-Smith LLP, independent certified public accountants, to serve as the Company’s auditors for the fiscal year ending December 31, 2008; and (4) act upon such other matters as may properly come before such annual meeting or any adjournment thereof.
Date, Time and Place of Annual Meeting
     The annual meeting will be held on Thursday, June 19, 2008 at 9:00 a.m., Pacific Time, at the Merced Cultural Arts Center, 645 W. Main Street Merced, California.
Record Date and Voting Rights
Only holders of record of the Company’s common stock at the close of business on April 21, 2008 (the “record date”) are entitled to notice of the annual meeting and to vote at the annual meeting. At the record date, there were approximately 2,147 shareholders of record and 10,804,588 shares of the Company’s common stock outstanding and entitled to vote. Directors, executive officers and Company sponsored benefit plans of the Company and their affiliates owned beneficially as of the record date an aggregate of approximately 778,987 shares or approximately 6.9% of the outstanding the Company’s common stock (including shares subject to vested options).
     Each shareholder is entitled to one vote for each share of common stock he or she owns. In the election of directors, the nominees receiving the greatest number of votes will be elected. Broker non-votes (i.e., shares held by brokers or nominees which are represented at the annual meeting but with respect to which the nominee is not authorized to vote on a particular proposal) will not be counted, except for quorum purposes, and will have no effect on the election of directors. In determining whether the requisite shareholder approval has been received for approval of the Amended and Restated 2002 Stock Plan and ratification of the selection of auditors, if the number of votes voted in favor constitutes a majority of the quorum, broker non-votes and abstentions will have no effect on the matter. However, if the number of shares voted in favor does not constitute a majority of the required quorum, broker non-votes and abstentions will have the same effect as a vote against the matter.
Voting by Proxy; Revocability of Proxies
     Shareholders may use the enclosed proxy card if they are unable to attend the annual meeting in person or wish to have their shares voted by proxy even if they attend the annual meeting. All proxies that are properly executed and returned, unless revoked, will be voted at the annual meeting in accordance with the instructions indicated thereon or, if no direction is indicated, for the election of the Board’s nominees as directors. The execution of a proxy will not affect the right of a shareholder to attend the annual meeting and vote in person. A person who has given a proxy may revoke it at any time before it is exercised at the annual meeting by filing with the Corporate Secretary of the Company a written notice of revocation or a proxy bearing a later date or by attendance at the annual meeting and voting in person. Your changed voting instructions must be received sufficiently in advance of the annual meeting to allow your vote to be changed. Attendance at the annual meeting will not, by itself, revoke a proxy.
     Shareholders of record may vote by utilizing the toll free number 1-800-690-6903 and the “Control Number” listed on the proxy card. Instructions for utilizing the toll free number are listed on the proxy card. You may also vote utilizing the Internet by accessing www.proxyvote.com, entering the Control Number and following the simple instructions. Voting via telephone and the Internet will be suspended 24 hours prior to the annual meeting date. We have been advised by counsel that these telephone and Internet voting procedures comply with California law.

Quorum and Adjournments
     Fifty percent of the shares entitled to vote, represented in person or by proxy, constitutes a quorum. The annual meeting may be adjourned, even if a quorum is not present, by the vote of the holders of a majority of the shares represented at the annual meeting in person or by proxy. In the absence of a quorum at the annual meeting, no other business may be transacted at the annual meeting.
     Notice of the adjournment of the annual meeting need not be given if the time and place thereof are announced at the annual meeting, provided that if the adjournment is for more than 45 days, or after the adjournment a new record date is fixed for the adjourned annual meeting, a notice of the adjourned annual meeting shall be given to each shareholder of record entitled to vote at the annual meeting. At an adjourned annual meeting, any business may be transacted which might have been transacted at the original annual meeting.
Solicitation of Proxies
     The proxy relating to the annual meeting is being solicited by the Board. The Company will pay the cost of printing and distributing this proxy statement. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company, who will not be additionally compensated therefore. The Company will pay the cost of all proxy solicitation.

PROPOSAL ONE: ELECTION OF DIRECTORS
The Bylaws of the Company provide that the number of directors of the Company may be no less than nine and no more than twelve. The exact number of directors within this range may be changed by action of the Board or the shareholders. The number of directors is currently fixed at ten.
NOMINEES FOR DIRECTOR
     The Board is classified into three classes with staggered three-year terms. The four persons named below will be nominated for election as Class III directors to serve until the annual meeting in the year 2011 and until their successors are duly elected and qualified. The four candidates receiving the greatest number of votes will be elected for three-year terms or until they reach the mandatory retirement age of 75.
David X. Bonnar,
Donald T. Briggs Jr.
Curtis R. Grant
G. Michael Graves
     If any nominee should become unable or unwilling to serve as a director, the proxies will be voted at the annual meeting for such substitute nominees as shall be designated by the Board. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.
RECOMMENDATION OF THE BOARD OF DIRECTORS
     YOU ARE URGED TO VOTE “FOR” PROPOSAL ONE

INFORMATION REGARDING CURRENT BOARD
     The following table provides information with respect to each person who is being nominated and recommended to be elected by the current Board, as well as existing directors of the Company whose terms do not expire at the time of the annual meeting. Reference is made to the section entitled “Security Ownership of Certain Beneficial Owners and Management” for information pertaining to stock ownership of the nominees. Board service before 1995 refers to service as a director of County Bank before the Company was organized as its holding company.

			Director
Name	Class	Age	Since	Business Experience During Past Five Years
Dorothy L. Bizzini	I	73	1992	Partner in Atwater/Merced Veterinary Clinic, Inc.; Owner Of Dorothy Lee Apartments.

David X. Bonnar	III	53	2005	Manager of information service group, Community Medical Centers of Central California; Proprietor of The Special Projects Group, a software development company.

Donald T. Briggs, Jr. (1)	III	62	2007	Retired from KPMG LLP. Retired from KPMG LLP in 2005 as Audit Partner for private & public clients. Did not work on the Company’s audit during full tenure with KPMG and is considered independent. Licensed CPA, not active in the profession. Appointed chair of the Company’s Regulatory Oversight Committee in March 2008.

Jerry E. Callister (2)	I	65	1991	Chairman of the Board of the Company and the Bank; President of Callister & Hendricks, Inc., a Professional Law Corporation; Manager, Tioga Properties, LLC; Manager, Tenaya Properties, a General Partnership; Manager, Whitegate Enterprises, LLC.

John D. Fawcett	II	59	1995	Vice Chairman of the Board of the Company and the Bank; President and Manager of Fawcett Farms Inc.

Curtis R. Grant	III	68	2005	Retired professor, California State University Stanislaus.

G. Michael Graves	III	56	2001	Managing Director, Pacific Resources, Inc., a financial, strategic planning, merger and acquisition advisory firm.

Thomas T. Hawker	II	65	1991	President and CEO of the Company and CEO of the Bank.

Curtis A. Riggs	II	58	2000	CEO VIA Adventures, a transportation company; CEO Merced Transportation, school bus service; Vice President, Carskaddon Enterprises, Inc., a leasing company.

Gerald L. Tahajian	I	67	2001	President, Gerald Lee Tahajian, Inc., a professional law corporation.

     No family relationships exist among any of the directors or executive officers of the Company. No director or person nominated to become a director is a director of any other public company or registered investment company.

(1)	Mr. Briggs was appointed to the Capital Corp of the West Board on June 1, 2007 replacing Mr. Van Groningen who retired May 31, 2007.

(2)	Previously served on the Board of Directors from 1977 to 1985.

BOARD STRUCTURE AND CORPORATE GOVERNANCE
Board Independence
     Each of the members of the Company’s Board has been determined by the Board to be independent under the rules of NASDAQ governing the independence of directors, with the exception of Mr. Hawker and, as of March 2008, Mr. Briggs. Therefore, a majority of the directors are independent as required by the rules of NASDAQ.
Annual Meeting Attendance
     All directors are expected to attend each annual meeting of the Company’s shareholders, unless attendance is prevented by an emergency. All of the directors who were in office at that time attended the Company’s 2007 annual meeting of shareholders.
Contacting the Board
     Shareholders may address inquiries to any of the Company’s directors or the full Board by writing to:
Corporate Secretary
Capital Corp of the West
P.O. Box 3829
550 West Main Street
Merced CA 95344-1829
     All communications are sent directly to each of the directors to whom they are addressed or to the full Board as applicable.
Board Meetings, Board Committees and Attendance
     For 2007 the Company’s Board held eight regularly scheduled meetings and eight special meetings. The Company had the following Board Committees in 2007: Governance, Director Loan, Compensation and Audit. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the committees of the Board on which he or she served (during the period for which they served). The Board formed the Regulatory Oversight Committee in March 2008.
Corporate Governance and Nominating Committee
     Messrs. Callister (Chair), Bonnar, Fawcett, Graves and Grant are members of the Governance Committee (recently renamed the Corporate Governance and Nominating Committee). During 2007 the Governance Committee held a total of 11 meetings. Each of the members of the Committee is “independent” within the meaning of the listing standards and rules of NASDAQ. The Committee has a charter which can be accessed on the Company’s website at the following address: http:/www.ccow.com.
     The Governance Committee recommends corporate governance policies and practices to the Board of Directors of both Capital Corp of the West and County Bank and monitors those policies and practices.
     The Committee also serves as a Director Nominating Committee. The Committee oversees the search for qualified individuals to serve on the Board and the Bank board of directors and recommends to the entire Board an appropriate replacement when a vacancy occurs on the Board. The Company seeks directors who are of high ethical character and have reputations, both personal and professional, that are consistent with the image and core values of the Company. The bylaws require that directors also be free of proscribed conflicts of interest. The Committee reviews from time to time the appropriate skills and characteristics required of directors in the context of the current make-up of the Board, including such factors as business experience, diversity, and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective Board.

     The Committee identifies new director candidates from prominent business persons and professionals in the communities it serves. The Committee also has the authority, to the extent it deems necessary or appropriate, to retain a search firm to be used to identify director candidates. The Committee considers nominees of shareholders in the same manner as other nominees. Shareholders who wish to suggest nominees should write to the President of the Company at the address shown on this Proxy Statement with all relevant information that would support a suggested nomination. Suggestions should be submitted at least 150 days before the anniversary of the previous year’s annual meeting to allow the Committee time to evaluate the proposed nominee’s qualifications.
     The Company will also consider director candidates nominated directly by shareholders who adhere to the following procedure set forth in the Company’s Bylaws. The Bylaws provide that any shareholder must give written notice to the President of the Company of an intention to nominate a director at a annual meeting of shareholders. The notice must be received at least 21 days before the annual meeting or 10 days after the date of mailing of notice of the annual meeting, whichever is later. The Bylaws contain additional requirements for nominations. A copy of the requirements is available upon request directed to the President of the Company.
Compensation Committee
     The purpose of the Compensation Committee is to (i) discharge the Board’s responsibilities relating to the compensation of the Company’s executive officers, (ii) oversee the administration of the Company’s compensation and benefits plans, in particular the incentive compensation and equity-based plans of the Company and (iii) prepare the annual report on executive compensation required by the rules and regulations of the SEC to be included in the Company’s annual proxy statement. Mr. Briggs (Chair), Ms. Bizzini, Messrs. Riggs and Tahajian were members of the Compensation Committee in 2007. The Compensation Committee has a charter which can be accessed on the Company’s website at the following address: http://www.ccow.com. Katherine L. Albiani, a director of County Bank, is also a member of the Compensation Committee but she participates only on matters related to non-executive officers of County Bank.
     Compensation Committee Interlocks and Insider Participation. Prior to March 2008, none of the members of the Compensation Committee in 2007 has ever been an officer or employee of the Company or any subsidiary of the Company. During 2007, no executive officer or employee-director of the Corporation served as a director of an entity where a member of the Compensation Committee or any other independent director of the Company is an executive officer. No member of the Compensation Committee was indebted to County Bank during 2007. In March 2008, the Board appointed Mr. Briggs as chair of the Regulatory Oversight Committee and the Company entered into an agreement to compensate him for his efforts in that role. As a result he will not be considered independent and he was required to step down from the Compensation Committee at the time of this appointment.
Regulatory Oversight Committee
     In March 2008, the Board formed the Regulatory Oversight Committee to address issues arising out of the increase in loan losses and the provision for loan losses and the material weaknesses in the Company’s controls and procedures and internal control over financial reporting. The members are Messrs. Briggs (Chair), Callister and Graves.

Audit Committee
          Composition. The Audit Committee is comprised of Mr. Graves (Chair), Ms. Bizzini, Messrs. Riggs and Tahajian. Each member of the Audit Committee is “independent” within the meaning of the listing standards and rules of NASDAQ governing the independence of directors and the independence of audit committee members, including the “audit committee financial expert” discussed below.
          Audit Committee Financial Expert. The Board has determined that Messrs. Graves and Tahajian have: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.
          Therefore, the Board has determined that Messrs. Graves and Tahajian meet the definition of an “audit committee financial expert” under the rules of the SEC and are “financially sophisticated” under NASDAQ rules. The determination is based on Messrs. Graves’ and Tahajian’s professional and business experience.
          Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.
     Committee Functions. The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:
•	Monitor the integrity of the Company’s financial reporting process and systems of internal accounting controls;

•	Monitor the independence and performance of the Company’s independent auditors and internal audit services department;

•	Provide an avenue of communication among the independent auditors, management and the internal audit services department; and

•	Review areas of potential significant financial risk to the Company.
     Meeting Attendance. The Committee held ten meetings during 2007.

Report of the Audit Committee
     The Audit Committee operates under a charter adopted by the Board which can be accessed on the Company’s website at the following address: http://www.ccow.com.
     The Audit Committee reviewed and discussed the audited financial statements and related judgments with management and the outside auditors.
     The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with Those Charged with Governance, which supersedes the Statement on Auditing Standards No. 61, Communication with Audit Committees.
     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Board Standards No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant’s independence.
     Based on the review and discussions referred to above, the Audit Committee recommended to the full Board the inclusion of the financial statements in the Company’s annual report on Form 10-K.
     The Company’s Audit Committee has considered whether KPMG LLP’s provisions of the services described below under “Auditor Fees” are compatible with maintaining the independence of KPMG LLP.

AUDIT COMMITTEE

Mr. Graves, Chair
Ms. Bizzini
Mr. Riggs
Mr. Tahajian

Dated: May 16, 2008

EXECUTIVE OFFICERS OF THE COMPANY
          Set forth below is certain information with respect to each of the executive officers of the Company.

			EXECUTIVE
NAME	AGE	POSITION AND OFFICES	OFFICER SINCE
Thomas T. Hawker	65	President, CEO and Director	1991

David A. Heaberlin *	58	Executive Vice President, Chief Financial Officer and Treasurer	2006

Katherine Wohlford *	51	Executive Vice President and Chief Administrative Officer	2006

*	These individuals also serve in their stated capacities for the Bank, except Mr. Hawker is CEO of only the Company.
Set forth below is certain information with respect to the other executive officers of the Bank.

NAME	AGE	POSITION AND OFFICES	EXECUTIVE OFFICER SINCE
Ed. J. Rocha	55	President and Chief Operating Officer	1997

John J. Incandela	47	Executive Vice President and Chief Credit Officer	2005
          A brief summary of the background and business experience of each of the executive officers of the Company and the Bank is set forth below.
          THOMAS T. HAWKER became the Bank’s President and CEO in 1991 and President and CEO of the Company in 1995. In 2005 the board appointed Mr. Rocha as President of the Bank. Mr. Hawker remains as the CEO of the Bank. Prior to his joining the Bank he served as President and CEO of Concord Commercial Bank from 1986-1991.
          DAVID A. HEABERLIN joined the Company and the Bank as Executive Vice President, Chief Financial Officer and Treasurer in June 2006. Mr. Heaberlin most recently served as Chief Executive Officer and Chief Financial Officer for International Properties Group/Launchworks/180 Connect Inc. from 2000 to 2005. Prior to that Mr. Heaberlin was with Bay View Bank in San Francisco from 1995 to 2000 where he held several positions including Chief Financial Officer, Chief Operating Officer, and President. Mr. Heaberlin also held senior banking positions with Financial Corporation of Santa Barbara; Bowery Bank in New York City; Exchange National Bank of Chicago and Numerica Bank/Home Bank in New Hampshire.
          JOHN J. INCANDELA became the Bank’s Executive Vice President and Chief Credit Officer in June 2005. He was Senior Vice President/Head of Credit Policy for Banco Popular North America in Chicago, Illinois from 2002 to 2005. He was formerly Regional Senior Credit Officer for Banco Popular North America’s New York Metro Region in New York City from 1997 to 2002.
          ED J. ROCHA became the Bank’s President in December 2005 as well as the Bank’s Chief Operating Officer. Previously Mr. Rocha served as the Bank’s Executive Vice President and Chief Operating Officer from 2003 to 2004. He was the Bank’s Executive Vice President and Chief Banking Officer from 2000 to 2002; also Senior Vice President/Chief Banking Officer from 1997-1999, and Vice President and Regional Manager from 1995-1997. Prior to joining the Bank he served as Senior Vice President/Branch Administrator for Pacific Valley National Bank from 1989-1995.

          KATHERINE WOHLFORD became the Company’s and Bank’s Executive Vice President and Chief Administrative Officer in April 2006. Ms. Wohlford served as First Vice President for Washington Mutual in Seattle, Washington from 2004-2005. Ms. Wohlford also held the position of the Regional Vice President with Alta Colleges based in Denver, Colorado from 1999-2004. Ms. Wohlford was Senior Vice President/Director of Product Management for Home Savings of America in California from 1995-1998. Ms. Wohlford held numerous senior management positions with Glendale Federal Bank from 1986-1995,
          DONALD T. BRIGGS, JR. was appointed chair of the Regulatory Oversight Committee in March 2008. As chair he will be acting in an executive capacity.

Beneficial Ownership of Executive Officers and Directors
          The following table shows the number and percentage of shares beneficially owned (including shares subject to options exercisable currently or within 60 days of the record date, April 21, 2008) by each director nominee, current director and Named Executive Officer of the Company and all directors and executive officers as a group.

		DETAILS
		SCHEDULE	BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER	SHARES/OPTIONS(1)	BELOW	PERCENTAGE (1)
Dorothy L. Bizzini	92,250	(2)	**
David X. Bonnar	10,812	(3)	**
Donald T. Briggs, Jr.	63,542	(4)	**
Jerry E. Callister	29,950	(5)	**
John D. Fawcett	50,177	(6)	**
Curtis R. Grant	13,675	(7)	**
G. Michael Graves	35,055	(8)	**
Thomas T. Hawker	240,243	(9)	2.2%
David A. Heaberlin	17,521	(10)	**
John J. Incandela	9,130	(11)	**
Curtis A. Riggs	39,233	(12)	**
Ed J. Rocha	104,925	(13)	**
Gerald L. Tahajian	46,130	(14)	**
Katherine Wohlford	16,287	(15)	**

All Executive Officers and Directors of the Company and Bank as a Group - 14 in number.	768,930		6.9%
The address for all persons is Capital Corp of the West, 550 West Main Street, P.O. Box 3829, Merced, California, 95344.

**	Indicates that the percentage of outstanding shares beneficially owned is less than one percent (1%).

1)	Includes shares beneficially owned (including options exercisable within 60 days of the record date, April 21, 2008, directly and indirectly together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investing power with respect to such shares unless otherwise noted.

2)	Includes 76,486 shares held as trustee in the Bizzini Family Trust, 10,438 shares held in pension plan, 3,076 in individual name and 2,250 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

3)	Includes 3,162 shares held in Mr. Bonnar’s IRA plan, and 7,650 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

4)	Includes 6,000 shares held individually by Mr. Briggs and 57,542 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

5)	Includes 22,300 shares held as trustee in the Callister Family Trust and 7,650 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

6)	Includes 21,231 shares held individually by Mr. Fawcett, 14,198 held by spouse, and 14,748 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

7)	Includes 10,300 shares held in Mr. Grant’s Family Trust and 3,375 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

8)	Includes 8,787 shares held in joint tenancy with spouse, 720 are held through individually by Mr. Graves and 25,548 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

9)	Includes 77,735 shares held in Mr. Hawker’s trust, 6,723 shares held by his spouse’s IRA, 34,587 held in Mr. Hawker’s IRA, 1,705 shares held with daughter jointly, 20,853 shares held through the Company ESOP, 25,538 shares held through the Company 401(k), and 73,102 shares under stock options which are exercisable currently or within 60 days of April 21 2008.

10)	Includes 2,175 shares held through Mr. Heaberlin’s Company 401(k), 1,594 shares held through the Company ESOP and 13,752 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

11)	Includes 1,500 shares held individually by Mr. Incandela, 190 shares held through the Company 401(k), 1,189 shares held in ESOP, and 6,251 shares under stock options which are exercisable currently or within 60 days of March 7, 2008.

12)	Includes 3,130 shares held in Mr. Riggs’ IRA, 2,700 shares held in his corporation’s name, 5,274 shares held in a family trust, 4,032 shares held in the name of spouse and 4,798 shares held in the name of children, and 19,299 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

13)	Includes 10,607 shares held in Mr. Rocha’s IRA, 12,026 shares held through the Company ESOP, 10,250 shares in the Company 401(k) and 72,042 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

14)	Includes 10,158 shares held in the Tahajian Family Trust, 15,043 shares held in a corporate profit sharing plan and 20,929 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

15)	Includes 1,645 shares held in Ms. Wohlford’s Company 401(k), 891 shares through the Company ESOP and 13,751 shares under stock options which are exercisable currently or within 60 days of April 21, 2008.

Principal Shareholders
          As of December 31, 2007, except as noted no individuals known to the Company’s Board owned of record or beneficially more than five percent of the outstanding shares of common stock of the Company, except as described below:
STOCK

		Percentage of
	Number of Shares	Outstanding
Name and Address:	Beneficially Owned	Beneficially Owned
1867 Western Financial Corporation PO BOX 1110 Stockton, CA 95201-1110	1,229,911(1)	11.40%

Wellington Management Company, LLP 75 State Street Boston, MA 02109	955,569	7.1%

Banc Funds Company, L.L.C 208 S. La Salle Street Chicago IL 60604	709,213	6.57%

(1)	As of February 20, 2008 as set forth in a Schedule 13D filing with the SEC.

Compensation Discussion and Analysis
     Compensation Philosophy and Objectives. The Compensation Committee (the “Committee”) establishes and maintains the compensation program for the CEO, Mr. Hawker, and the other Named Executive Officers of the Company identified in the Summary Compensation Table (collectively referred to as the “Named Executive Officers”).
     The objectives of the executive compensation programs of the Committee are to attract, motivate and retain the most talented and dedicated executives possible by offering them:
•	a total compensation program that is competitive with the compensation practices of its peer companies;

•	a substantial portion of their total compensation that is incentive compensation for achieving pre-established corporate objectives and individual objectives; and

•	a significant portion of their total compensation in the form of equity-based compensation so as to align their interests with those of the Company’s shareholders.
          To achieve these objectives, the Committee has implemented and maintained compensation plans that provide a total compensation package to its executives consisting of five components: (i) an annual base salary; (ii) annual incentive bonuses paid only upon achievement of pre-established objective financial performance targets for the Company and individual performance targets that are tied to and related to the executive’s individual contributions to the Company; (iii) stock option grants to link the interests of the Company’s Named Executive Officers with those of the Company’s shareholders by providing compensation that allows the executive to share in the long-term performance of the Company through appreciation in the Company’s stock price; (iv) post-employment benefits in the form of (A) severance agreements that pay severance benefits in the event of a change in control of the Company and (B) salary continuation agreements designed as a long-term incentive and executive retention benefit and (v) perquisites customary with those made available to executive officers in similar positions, including a 401(k) match and ESOP participation.
          The Committee endeavors to establish and maintain “total direct compensation” for each of its Named Executive Officers that is near the median of the total direct compensation paid to similar executives of comparable institutions. For this purpose, total direct compensation is comprised of base salary, annual cash incentives and long-term equity incentives. The Committee in 2006 commissioned an independent public accounting firm to conduct an executive compensation study to assist the Committee in establishing the 2007 compensation levels of its Named Executive Officers (the “2006 Compensation Study”). The 2006 Compensation Study was based on compensation data obtained from a select group of community banking institutions ranging in total assets between $1 and $2.4 billion (the “Compensation Peer Group”). The Compensation Peer Group consisted of the following community banking institutions:

ITLA Capital Corp	Vineyard National Bancorp

Mid-State Bancshares	Wilshire Bancorp Inc.

Placer Sierra Bancshares	Center Financial Corp

Trico Bancshares	Farmers and Merchants Bancorp

First Regional Bancorp	Northern Empire Bancshares

Nara Bancorp

          The 2006 Compensation Study identified the median total direct compensation levels paid to the various Named Executive Officers of the Compensation Peer Group, and the median levels for each component of the compensation mix. This information was used by the Committee as guidelines for determining appropriate 2007 total direct compensation levels for the Named Executive Officers as well as the appropriate pay mix among the various compensation components.
          In establishing and approving the 2007 compensation levels and programs for the CEO, which includes the incentive compensation goals and thresholds, the Committee also obtains information from certain members of management (excluding the CEO) and the Board regarding the CEO’s performance. The CEO reviews the performance of the other Named Executive Officers and provides recommendations to the Committee. The final review and approval of the Named Executive Officers’ compensation resides solely with the Committee.
Elements of Compensation
          The following section describes the Company’s compensation philosophy regarding each component of the compensation mix and the Committee’s process for determining the appropriate pay levels with respect to each component.
          Base Salary. The base salary is the fixed portion of cash compensation. The Committee adjusted the base salary of the CEO for 2007 to $410,000 after considering the CEO’s executive duties, responsibilities, experience and the 2006 Compensation Study. The Committee also adjusted the base salaries of the other Named Executive Officers for 2007 after considering their respective duties, responsibilities and experience, the base salary increases recommended by the CEO and the 2006 Compensation Study. The Committee expects to review and adjust the base salaries of its Named Executive Officers annually.
          Annual Incentive Bonus. The annual incentive bonus is the variable portion of the cash compensation paid to each of the Named Executive Officers and is largely tied to the financial performance of the Company. The annual incentive bonuses are designed to drive achievement of the Company’s annual financial performance standards. The incentive plan for 2007 was established by the Committee in March 2007. The payout levels under the annual incentive bonus plan are based on a “funding formula” and allocation percentages that the Committee assigned to each Named Executive Officers in March 2007. The bonus payouts are also conditioned on certain minimum Company financial performance standards but the Committee has the discretion to waive one or more of these standards.
          In March 2007, the Committee established a funding formula for purposes of determining the aggregate bonus pool to be distributed to the Named Executive Officers based on targeted bonus amounts and the Company’s 2007 financial budget. The funding formula and the allocation percentages were designed to provide annual incentive payouts to each of the Named Executive Officers at the median level of the Compensation Peer Group. The incentive plan formula provided for 2007 was unchanged from 2006 and was as follows:
•	3.6% of the Company’s net income after bonus and after tax (“Adjusted Net Income”) if the Company’s Adjusted Net Income is in excess of $22.66 million;

•	plus 7.2% of the Company’s Adjusted Net Income that is between $22.66 million and $24.93 million; and

•	plus 10.8% of the Company’s Adjusted Net Income that is in excess of $24.93 million.
          The minimum financial performance standards for 2007, which were determined based on the Company’s annual financial budget, consisted of the following:
•	at least 8% annual growth in net income

•	at least 12% annual growth in net loans

•	at least 10% annual growth in deposits

•	at least 4% net interest margin for 2007

•	at least 1% return on average assets for 2007

•	at least 13% return on average equity for 2007

•	no more than 59% efficiency ratio for 2007

•	no more than .4% of average net loans in loan charge offs
          In March 2007, the Committee allocated the bonus pool among the Named Executive Officers based on the median bonus payouts to the Named Executive Officers of the Compensation Peer Group as follows:
•	CEO 30.7%

•	Chief Financial Officer 13.86%

•	Chief Credit Officer 13.86%

•	Chief Operating Officer 13.86%

•	Chief Administrative Officer 13.86%

•	General Counsel 13.86%
          The CEO’s 30.7% share of the bonus pool was subject to reduction if certain additional performance goals for net income, return on equity, board evaluation and new venture management were not achieved. The following table shows the 2007 CEO bonus target levels and the percentage payable if the respective targets were achieved.

				New Venture
Payout on	Net Income		Board Evaluation	Management
Performance Goal	(Millions)	Return on Equity (%)	(Score of 2-5)	(Score of 2-5)
70%	$21.5	15.6	2	2
80%	$22.0	16.4	3	3
90%	$22.5	17.2	4	4
100%	$23.0	18.0	5	5
          Based on the results achieved in each of the above criteria, the actual annual bonus for the CEO in 2007 would have been determined based on a weighting of the criteria as follows:

Net Income	40%
Return on Equity	40%
Board Evaluation	13%
New Venture Management	7%
          Cash incentive compensation earned in 2006 and paid in 2007 is disclosed in the Summary Compensation Table for 2006 in column (h), “Non-Equity Plan compensation”. Due to the Company’s net loss for 2007, the Company paid no cash incentive bonuses to the Named Executive Officers with respect to 2007.
          Equity Based Long Term Incentive Program. The Company has a stock option plan to provide its Named Executive Officers with equity compensation consisting of stock options to align their interests with the interests of the Company’s shareholders. While the Company does not have any specific Company stock ownership requirements, the Committee considers the stock holdings of each Named

Executive Officer when granting stock options along with the data obtained from the Compensation Peer Group.
          Under the Company’s 2002 Stock Option Plan, the Committee is authorized to grant options to the Company’s executive officers to purchase shares of common stock at the price per share of the Company’s common stock as of the grant date of such option. Generally, stock option grants to the Company’s Named Executive Officers are made at the commencement of employment and annually in January of each year, at the discretion of the Committee. The value of the stock options granted to each Named Executive Officer is set forth in the Summary Compensation Table included in this proxy statement. The Committee believes the options terms are comparable to the terms offered executives of peer banking institutions. The Committee further believes that the respective total direct compensation (inclusive of stock options) of each Named Executive Officer is near the median of the total direct compensation for corresponding executive officers of the Compensation Peer Group.
          From time to time, the Compensation Committee changes its policy as to the vesting schedule of option grants.  During 2007, its usual policy was to provide for immediate vesting of 25% of options on the date of grant with the balance vesting at a rate of 25% on each of the next three anniversaries of the date of grant.  In December 2007 the Committee amended its policy so that future option grants generally will vest at the rate of 20% on each of the first five anniversaries of the date of grant. The change effectively increases the usual full vesting schedule from three years to five.  The purpose of the change was to give option grantees increased incentive to remain with the Company for a longer term and to place greater emphasis on the longer term interests of the Company.  The Compensation Committee retains discretion to establish a different vesting schedule for any particular grant.
Post-Employment Executive Compensation
          Salary Continuation Plans. The Committee provides each of the Company‘s Named Executive Officers with significant post-employment benefits in the form of salary continuation benefits as an important part of their total executive compensation to reward them for their service and loyalty to the Company. The purpose of the salary continuation agreements is to provide special incentive to the experienced executive officer to continue employment with the Company on a long-term basis. These agreements provide the executive with salary continuation benefits of $150,000 to the CEO and $85,000 to the other Named Executive Officers per year for 15 years after their retirement from the Company at their normal retirement age. For the CEO and the other Named Executive Officers, normal retirement age is 65. The salary continuation benefits vest at the rate of 40% after four years and an additional 10% per year thereafter. The Named Executive Officers may also retire 5 years earlier than their normal retirement age with reduced salary continuation benefits.
          In the event of death of the Named Executive Officer prior to retirement and while in the active service of the Company, the executive’s beneficiary is paid the amount of benefits as if the executive survived to retirement age with payments beginning the month after the executive’s death. In the event of disability wherein the executive does not continue employment with the Company, the executive is entitled to salary continuation benefits, at a reduced amount depending on the length of service with the Company, beginning at age 65 or on the date on which he is no longer entitled to disability benefits under the Company’s group disability insurance, whichever is earlier. If the executive terminates employment with the Company for a reason other than death or disability prior to the retirement age of age 65, such person will be entitled to salary continuation benefits at a reduced amount depending on the length of service with the Company.
          In the event of a change of control of the Company, the executive becomes fully vested in his or her salary continuation payments, but his or her payments are not accelerated prior to normal retirement date. In addition, the executive is entitled to receive a tax gross up payment in an amount equal to 60% of the salary continuation benefit that would constitute an excess parachute payment under Section 280G of the Internal Revenue Code for the purpose of trying to make the executive whole for any Federal excise tax on the excess parachute payments due to the change in control.

          The determination of the $85,000 annual benefit amount was part of the offer of employment for Messrs. de la Peña, Heaberlin, Incandela and Ms. Wohlford which the Committee deemed appropriate for their duties and responsibilities and similar to salary continuation benefits offered by peer banking institutions. The $150,000 annual benefit for the CEO and $85,000 annual benefit for Mr. Rocha were determined by the Committee based on their respective duties and responsibilities and similar to salary continuation benefits offered by peer banking institutions. The Committee believes these salary continuation benefits to the Named Executive Officers are similar to the severance benefits offered by its peers and are necessary for the retention of the Named Executive Officers and for the recruitment of new executive officers.
          Change-in-Control Agreements. The Company has entered into change in control agreements with each of the Named Executive Officers, except for the CEO who has a change of control provision in his employment agreement. The change in control agreements provide for severance payments, if within 12 months of a change in control the executive is either involuntarily terminated without cause or terminates employment for good reason. Good reason includes the decrease of the executive’s base salary, the decrease of the executive’s bonus compensation unless the decrease is company-wide, the material change or reduction in the executive’s duties or responsibilities, or the relocation of the executive to a location more then 50 miles from the current location of the executive or relocating the place of the executive offices. In the event of such termination, the change in control agreement provides the executive with severance benefits consisting of a lump sum cash payment of the sum of (i) 12 months of the executive’s annual compensation consisting of base salary on the date of the change in control and (ii) the average bonus earned by the executive in the three years preceding the year in which the change in control occurs.
          In addition, the change in control agreements provide the executive upon a change of control with full vesting of any qualified and nonqualified plans in which the executive participates, continued health insurance benefits at the Company’s cost for 12 months following the change in control, and the cash equivalent of continued disability and life insurance benefits for 12 months following the change in control. In addition, the executive is entitled to receive a tax gross up payment in an amount equal to 60% of the severance benefit that would constitute an excess parachute payment under Section 280G of the Internal Revenue Code for the purpose of trying to make the executive whole for any Federal excise tax on the excess parachute payments due to the change in control. These agreements are intended to retain executives and provide continuity of management in the event of a threatened change in control of the Company.
          The change in control provision in the CEO’s employment agreement is similar to the provisions of the change of control agreements for the other Named Executive Officers and provides for severance payments if within 12 months of a change in control, the CEO is involuntarily terminated without cause or the CEO voluntarily terminates employment for good reason. Good reason for the CEO is the same as for the other Named Executive Officers, except good reason also includes the failure to nominate him as a director of the Company if he is a director of the Company at the time of the change in control, and the failure of the successor to assume his employment agreement.
          In addition, upon a change of control and either the involuntary termination of the CEO without cause or voluntary termination by the CEO for good reason, the CEO shall have severance benefits equal to severance benefits described above for the other Named Executive Officers, except that the severance benefits shall be based on 18 months instead of 12 months and that the severance payments shall be made 6 months after his separation of service with the Company. The Committee believes these severance benefits to the Named Executive Officers are similar to the severance benefits offered by its peers and are necessary for the retention of the Named Executive Officers and for the recruitment of new executive officers.
Perquisites
          General. The executive officers receive certain perquisites provided by or paid for by the Company. These perquisites include car allowances, moving expenses for newly hired executive officers, certain tax payments, certain gifts, death benefits of $25,000 related to Bank owned life insurance policies, payment of travel and lodging expenses of spouses of the executives on certain business related trips. The perquisites for the named officers are detailed in the footnotes to the Summary Compensation Table included in this proxy statement. The Company provides these perquisites to their Named Executive Officers because these perquisites are offered by many of its peers, and therefore the Committee believes that providing these perquisites to the Named Executive Officers is necessary for their retention and for the recruitment of new executive officers.
Employment Agreements
          Except for Mr. Hawker and Mr. Briggs, the Company does not have formal employment agreements with any of its Named Executive Officers. Mr. Hawker’s employment agreement was last amended in December 2006, to increase his 2007 base salary to $410,000, to provide a contingent early retirement date, provide for contingent extension of its term, and make technical amendments for sections 409A and 280G of the Internal Revenue Code. The agreement provides that Mr. Hawker will serve as the Company’s President and CEO for a term ending January 2, 2009, unless (i) Mr. Hawker decides to retire early and provides notice to the Board of his early retirement that can be no sooner then March 2, 2008, (ii) the Board provides Mr. Hawker with 30 days notice of its intent to shorten the term; with payments of full benefits through January 2, 2009, (iii) Mr. Hawker notifies the Board that he will retire at the end of the term at January 2, 2009 and the Board at that time cannot find a successor and notifies Mr. Hawker by November 30, 2008 of the extended term that is no later then of June 30, 2009 that Mr. Hawker shall serve, or (iv) Mr. Hawker and the Board agree to renew the employment agreement for a new term.
          The agreement provides that Mr. Hawker shall be a member of the Board as long as he is the CEO and is elected to the Board by the shareholders of the Company. In addition, his compensation shall include a base salary of $410,000 as may be adjusted by the Committee at its discretion during the term and discretionary incentive compensation as determined by the Committee. In the event, Mr. Hawker serves during the extended term of the agreement in 2009 beyond March 31, 2009, he shall receive incentive compensation for 2009 equal to 50% of his incentive compensation for 2008 and a grant of stock options in 2009. The agreement also provides for the annual grant of stock options to acquire 10,000 shares of Company stock per year that vest 25% on grant and 25% each succeeding anniversary of the grant date for options granted in 2006 and 33 1/3% upon grant and 33 1/3% each succeeding year for options granted in 2007 or thereafter. A Company automobile is provided to Mr. Hawker for his business and personal use with operating expenses to be paid by the Company. In the event the operating annual expenses including depreciation at 20% per year exceed $14,400, such difference will be subtracted from Mr. Hawker’s compensation, and if the operating annual expenses are less then Mr. Hawker will have a carry forward credit for following years. Mr. Hawker is also given the right to purchase the automobile at the lesser of its depreciated cost or the Kelley Blue Book wholesale value.
          Under his employment agreement, Mr. Hawker is provided with vacation benefits of 20 business days per year. He and his spouse under the agreement are also provided with medical, dental, disability and life insurance benefits that are offered to all of the Company’s other executive officers. His agreement also provides for severance benefits upon a change of control previously discussed herein. In the event of his termination by the Company without cause, the employment agreement provides Mr. Hawker with severance benefits of eighteen months of base salary at the time of termination and health insurance benefits for 18 months following termination. The Committee believes the terms of executive compensation provided to Mr. Hawker in his employment agreement are near the median of the executive compensation benefits offered by its peers as based on the 2006 Compensation Survey and are necessary for the retention of Mr. Hawker.
          In March 2008, the Board of Directors formed the Regulatory Oversight Committee and appointed Director Donald T. Briggs, Jr. as its chair. In this position Mr. Briggs will be acting in an executive capacity. He and the Company entered into an employment agreement that includes the following terms: annual salary of $100,000; grant of options to purchase 130,000 shares of the Company’s common stock at $7.91 per share, with options for 39,000 shares vesting on the date of grant and options for 7,583 shares vesting each month thereafter, and a term of seven years; a furnished apartment or other suitable living accommodations in Merced; a cell phone; and a monthly auto allowance of $1,200. If within the first 100 days of his employment Mr. Briggs resigns or is terminated for cause, (i) the option terminates in its entirety; and (ii) the Company will pay him an additional $40,000 per month compensation through date of termination, prorated for any partial month. Cause, as defined in the agreement, means personal dishonesty; incompetence; willful misconduct; breach of fiduciary duty involving personal profit; willful violation of law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order; willful or permanent breach of any obligations owed to the Company or the Bank under the employment agreement; or a directive from any bank regulatory agency to remove or suspend Mr. Briggs from his position as chair of the Regulatory Oversight Committee. If he is terminated other than for cause, the portion of the option vested through date of termination will remain exercisable for the balance of the seven year term and he will receive the balance of base salary prorated through the date of termination.
          The emphasis on option-based compensation for Mr. Briggs is intended to provide him with maximum incentive in his role as chair of the ROC to address the Company’s operating weaknesses, restore the Company to sound and profitable operations and, as a result, reverse the recent decline in the market price of the Company’s common stock. The relatively short vesting period for his options reflects the urgency with which he, the full Board, and the Compensation Committee view the task that he and the ROC face and the level of immediate commitment required.
The Role of Executive Officers in Determining Executive Compensation
          The Committee is responsible for obtaining information from management and the Board with respect to the performance of the CEO and other Named Executive Officers in connection with these goals at the end of each fiscal year. The CEO reviews the performance of the other Named Executive Officers and provides recommendations to the Committee as to the adjustments to the other Named Executive Officers’ executive compensation. The Committee provides advice and consent to the CEO in his review and adjustment of other Named Executive Officers’ compensation, including the establishment of personal performance goals. The final review and approval of the Named Executive Officers’ compensation resides with the Committee.
Tax Considerations
          It is the Committee’s intent that all compensation paid to the Named Executive Officers be deductible by the Company, with the exception of certain severance benefits and salary continuation benefits that are payable in the event of a change in control of the Company, in which case the amounts that are considered excess parachute payments under Section 280G of the Internal Revenue Code, if any, will not be deductible by the Company. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the tax deduction for “non-performance based” executive compensation payments. Despite this limitation, the compensation paid to the Named Executive Officers in 2007, was fully deductible under the provisions of the Internal Revenue Code.
Compensation Committee Report
          We have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the 2007 annual report on Form 10-K for the year ended December 31, 2007.
COMPENSATION COMMITTEE
Mr. Riggs, Chair
Mrs. Bizzini
Mr. Tahajian
Dated: May 16, 2008

SUMMARY COMPENSATION TABLE

							Change in Pension
							Value and
						Non-Equity	Nonqualified
						Incentive Plan	Deferred
Name and Principal		Salary	Bonus	Stock Awards	Option Awards	Compensation	Compensation	All Other
Position	Year	($)	($)	($)	($)	($)	Earnings ($)	Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Thomas T. Hawker,	2007	408,641	—	—	77,336	—	190,885	32,351	709,213
President and CEO(1)	2006	375,056	—	—	26,512	260,209	172,355	29,505	863,637

Richard de la Peña,	2007	249,718	—	—	59,362	—	43,094	22,083	374,257
EVP and General Counsel (2)	2006	96,472	—	—	71,783	59,362	19,768	38,990	286,375

David A. Heaberlin,	2007	236,634	—	—	69,843	—	47,343	28,870	382,690
EVP and CFO (3)	2006	109,297	—	—	72,428	62,923	21,717	60,472	326,837

John J. Incandela,	2007	210,508	—	—	38,668	—	14,932	28,653	292,761
EVP and Chief Credit Officer of Bank (4)	2006	199,381	—	—	13,256	98,079	12,254	20,687	343,657

Ed J. Rocha,	2007	287,042	—	—	38,668	—	31,986	41,175	398,871
President and Chief Operating Officer of Bank (5)	2006	275,009	—	—	13,256	161,130	29,351	35,468	514,214

Katherine Wohlford,	2007	201,258	—	—	70,095	—	22,444	28,870	322,667
EVP and CAO (6)	2006	125,980	—	—	80,603	74,203	15,233	47,143	343,162

1.	2007: The all other compensation amount for Mr. Hawker includes Company contributions under the Company’s retirement plans ($12,875), payment of taxes ($6,564), cost of lodging for spouse on incentive cruise ($4,516), personal use of the Company car ($455), miscellaneous unreimbursed expenses ($2,611) the cost of travel, meals and lodging for Company planning retreats for his spouse and Company gifts ($5,330) and membership dues.

2006: The all other compensation amount for Mr. Hawker includes Company contributions under the Company’s retirement plans ($12,550), payment of taxes ($5,611), incentive cruise ($3,715), personal use of the Company car ($2,600), membership dues, the cost of travel, meals and lodging for Company retreats for his spouse, and Company gifts.

2.	2007: The all other compensation amount for Mr. de la Peña includes contributions under the Company’s retirement plans ($12,875), payment of taxes ($83), car allowance ($9,000), and company gifts ($125). Mr. de la Peña ceased to be an executive officer and employee on March 18, 2008, but is included in the compensation tables since he was serving as an executive officer at December 31, 2007.

2006: The other compensation amount for Mr. de la Peña includes payment of taxes ($60), auto allowance ($4,500), moving allowance ($30,000), spouse gifts ($90) and health claim costs due to non-discrimination testing ($590).

3.	2007: The all other compensation for Mr. Heaberlin includes Company contributions under the Company’s retirement plans ($12,875), car allowance ($9,000), the cost of travel, meals and lodging for the Company planning retreats for spouse ($4,197) and payment of taxes ($2,798).

2006: Mr. Heaberlin was employed by the Company in June, 2006, and the all other compensation for him includes a moving allowance ($45,000), Company contributions under the Company’s retirement plans ($10,110), car allowance ($4,500), the cost of travel, meals and lodging for Company retreats for spouse, and payment of taxes.

4.	2007: Mr. Incandela’s all other compensation included Company contributions under the Company’s retirement plans ($12,450), car allowance ($9,000), Company planning retreats for spouse and Company gifts ($4,322) and payment of taxes ($2,881).

2006: Mr. Incandela’s all other compensation included Company contributions under the Company’s retirement plans ($10,300), car allowance ($9,000), Company retreats for spouse, and payment of taxes.

5.	2007: Mr. Rocha’s all other compensation included Company contributions under the Company’s retirement plans ($12,875), car allowance ($12,000), payment of taxes ($6,520), cost of lodging for spouse on incentive cruise ($4,516), membership dues and the cost of travel meals and lodging for spouse for Company’s planning retreat ($4,839) and Company gifts ($425).

2006: Mr. Rocha’s all other compensation included Company contributions under the Company’s retirement plans ($12,550), car allowance ($12,000), payment of taxes ($4,367), incentive cruise ($3,715), membership dues, the cost of travel, meals and lodging for Company retreats for his spouse, and Company gifts.

6.	2007:The all other compensation for Ms. Wohlford included Company contributions under the Company’s retirement plans ($12,875), car allowance ($9,000), the cost of travel, meals and lodging for Company’s planning retreats for her spouse ($4,197) and payment of taxes ($2,798).

2006: Ms. Wohlford was employed by the Company in March 2006 and all other compensation included a moving allowance ($30,000), Company contributions under the Company’s retirement plans ($9,006), car allowance ($6,750), the cost of travel, meals and lodging for Company retreats for her spouse, and payment of taxes.

GRANTS OF PLAN-BASED AWARDS FOR 2007
This table provides information on all plan-based award grants for the year ended December 31, 2007, including equity-based awards and non-equity awards.

				All Other Option
		Estimated Future		Awards:
		Payouts Under Non-		Number of	Exercise or
		Equity Incentive		Securities	Base Price
		Plan Awards		Underlying	of Option	Grant Date Fair
	Grant	Threshold	Target	Options	Awards	Value of Stock and
Name	Date	($)	($)	(#)	($/Share)	Option Awards
(a)	(b)	(c)	(d)	(j)	(k)	(l)
Thomas T. Hawker	01/2/07	—	N/A	10,000	$32.09	$101,934
Richard de la Peña	01/2/07	—	N/A	5,000	$32.09	$50,967
David A. Heaberlin	01/2/07	—	N/A	5,000	$32.09	$50,967
John J. Incandela	01/2/07	—	N/A	5,000	$32.09	$50,967
Ed J. Rocha	01/02/07	—	N/A	5.000	$32.09	$50,967
Katherine Wohlford	01/02/07	—	N/A	5,000	$32.09	$50,967
The Company does not have any Equity Incentive Plan Awards or Stock Awards.
The Company gives annual grants to these Executive Officers, Thomas T. Hawker is awarded 10,000 options annually and the other Officers are awarded 5,000 options.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END
The following table sets forth all outstanding equity awards to the named executive officers as of December 31, 2007:

	OPTION AWARDS
			Equity
			Incentive
			Plan
	Number		Awards:
	of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option
	Options	Options	Unearned	Exercise
	(#)	(#)	Options	Price	Option
Name	Exercisable	Unexercisable	(#)	($)	Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
Thomas T. Hawker	14,583	—	—	6.06	1/23/11
	13,890	—	—	8.72	1/22/12
	13,230	—	—	12.44	1/28/13
	5,942	—	—	21.06	1/13/14
	356	—	—	21.06	1/13/14
	12,599	—	—	26.06	1/03/15
	4,292	2,500	—	32.84	12/13/15
	3,208	—	—	32.84	12/13/15
	2,500	7,500	—	32.09	1/2/17

David A. Heaberlin	6,134	6,134	—	32.61	6/19/16
	1,366	1,366	—	32.61	6/19/16
	1,250	3,750	—	32.09	1/2/17

John J. Incandela	2,500	1,250	—	32.84	12/13/15
	1,250	—	—	32.84	12/13/15
	1,250	3,750	—	32.09	1/2/17

Richard de la Peña	7,500	7,500	—	32.31	5/16/16
	1,250	3,750	—	32.09	1/2/17

Ed J. Rocha	5,754	—	—	3.81	7/11/08
	5,290	—	—	5.82	3/23/09
	7,290	—	—	6.06	1/23/11
	6,944	—	—	8.72	1/22/12
	6,615	—	—	12.18	1/02/13
	6,300	—	—	18.62	8/01/13
	5,934	—	—	21.06	1/13/14
	365	—	—	21.06	1/13/14
	6,300	—	—	26.06	1/03/15
	15,000	—	—	34.42	11/29/15
	3,750	1,250	—	32.84	12/13/15
	1,250	3,750	—	32.09	1/2/17

Katherine Wohlford	5,732	5,732	—	34.88	3/29/16
	1,768	1,768	—	34.88	3/29/16
	1,250	3,750	—	32.09	1/2/17
The Company does not have any outstanding Stock Awards or other Equity Incentive Plan Awards.

OPTIONS EXERCISES
     No executive officers exercised options during 2007.
PENSION BENEFITS FOR 2007
     The following table sets forth information about the salary continuation plans for executive officers, as of December 31, 2007.

			Present
		Number of Years	Value of Accumulated	Payments During
		Credited Service	Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
Thomas T. Hawker	Salary Continuation Agreement	16	1,451,922	—
Richard de la Peña	Salary Continuation Agreement	1	78,012	—
David A. Heaberlin	Salary Continuation Agreement	1	83,943	—
John J. Incandela	Salary Continuation Agreement	2	32,342	—
Ed J. Rocha	Salary Continuation Agreement	12	262,698	—
Katherine Wohlford	Salary Continuation Agreement	1	42,275	—
The present value of accumulated benefits as of December 31, 2007 was computed on an actuarial basis using assumptions disclosed in the annual financial statements of the Company.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements
          Except for Mr. Hawker, no Named Executive Officer has an employment contract. Mr. Hawker’s employment contract is discussed in the section entitled “Compensation Discussion and Analysis” included in this proxy statement. All Named Executive Officers have salary continuation agreements and severance agreements as also discussed in the section entitled “Compensation Discussion and Analysis” included in this proxy statement.
          The table below shows the maximum incremental amounts that could be paid to the Named Executive Officers upon a change in control or for termination without cause. The following information based on (i) the executive’s salary at December 31, 2007; and (ii) assumes the triggering event was on December 31, 2007.

	CHANGE IN CONTROL

		Bonus/
		Non-equity					TERMINATION WITHOUT CAUSE
		Incentive	Health	Vesting of	Salary				Health
	Salary	Compensation	Insurance	Options	Continuation	Total	Salary	Bonus	Insurance	Total
	($)	($)	($)(1)	($)(2)	($)(3)	($)	($)	($)	($)	($)
Thomas T. Hawker	615,000	174,128	12,072	—	—	801,200	410,000	—	—	410,000
David A. Heaberlin	239,000	32,861	8,048	—	382,963	662,872	—	—	—	—
John J. Incandela	212,000	56,960	8,048	—	274,543	551,551	—	—	—	—
Ed J. Rocha	288,750	104,006	8,048	—	64,043	464,847	—	—	—	—
Katherine Wohlford	205,000	38,501	8,048	—	332,561	584,110	—	—	—	—

(1)	Based on current premiums.

(2)	Represents the difference between the market price of the Company’s stock at December 31, 2007 and the weighted average exercise price of the options that would vest on a change in control multiplied by the number of options that would become fully vested on a change in control. Includes only in-the-money options.

(3)	Represents the present value of the fully vested salary continuation benefit, using interest rate assumptions consistent with those used in the Company’s financial statements, less the present value of the accumulated benefit as of December 31, 2007, excluding the change in control provisions.

Directors’ Compensation
          The Board believes that providing competitive compensation is necessary to attract and retain qualified non-management directors. The key elements of the Company’s non-management director compensation are a cash retainer, meeting fees, committee chair fees and equity-based grants. It is the Board’s practice to provide a mix of cash and equity-based compensation that it believes aligns the interests of the members of the Board and the Company’s shareholders. The Board requires its members own a minimum of $100,000 of Company common stock. This purchase may take place over three years from date of appointment or election as a new director.
          The following was the directors’ fee structure from January 1, 2007 through February 28, 2007. Non-employee directors receive a $1,750 monthly retainer fee, a $825 fee per Board meeting, a $500 fee per special Board meeting for attendance and a $50 — $350 (depending on distance) monthly car allowance. The Chairman of the Board receives a $1,200 monthly fee. The Audit Committee chair receives a $1,200 monthly fee. The Compensation Committee chair receives a $700 fee per meeting for chair duties. All other committee chairs receive a $300 fee per meeting for chair duties. All committee members, including the chairman, receive a $400 fee per meeting for attendance. Employee directors do not receive fees for serving as directors.
          The following is the directors’ fee structure from March 1, 2007 through December 31, 2007. Non-employee directors receive a $2,000 monthly retainer fee, a $875 fee per Board meeting, a $550 per special Board meeting for attendance, $100 fee per telephonic meeting if one hour or less, and a $50 — $350 (depending on distance) monthly car allowance. The Chairman of the Board receives a $1,600 monthly fee. The Audit Committee chair receives a $1,600 monthly fee. The Compensation Committee chair receives an $800 monthly fee. All other committee chairs receive a $400 fee per meeting for chair duties. All committee members, including the committee chairs, receive a $450 fee per meeting for attendance. Employee directors do not receive fees for serving as directors.
          Four directors currently participate in the deferred compensation plan for 2007, each entering into a Director Elective Income Deferral Agreement and electing to defer a portion of his or her director compensation for payment at a future date. Deferred amounts were credited with interest at 120% of the Applicable Federal Long Term Rate. The four participating directors are Ms. Bizzini, and Messrs. Bonnar, Callister and Fawcett.
          Benefits under the Director Elective Income Deferral Agreements are based on each director’s account balance at the end of the month immediately before payments begin. Payments begin on the date selected by each director, or if sooner when the director’s service terminates. Benefits will be paid in the form elected by each director, whether in a lump sum or installments over a period of 3, 5, or 10 years. If a director’s service terminates within 12 months after a change in control, the director’s entire account balance will be paid in a single lump sum within 30 days.

DIRECTOR SUMMARY COMPENSATION TABLE 2007

					Change in
					Pension
					Value and
	Fees Earned or		Option	Non-Equity	Nonqualified
	Paid in	Stock	Awards	Incentive Plan	Deferred	All Other
	Cash	Awards	($)	Compensation	Compensation	Compensation	Total
Name	($)	($)	(2)	($)	Earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dorothy L. Bizzini	45,225		22,872	—	9,515	4,632	82,244
Donald T. Briggs	48,362	—	13,364	—	—	436	62,162
David X. Bonnar	43,000	—	22,872	—	1,371	4,632	71,875
Jerry E. Callister	63,950	—	22,872		12,741	4,632	104,195
John D. Fawcett	49,225	—	22,872	—	14,598	4,632	91,327
Curtis R. Grant	41,700	—	11,928	—	—	4,632	58,260
G. Michael Graves	60,450	—	22,872	—	—	5,883	89,205
Curtis A. Riggs	43,525	—	22,872	—	—	4,632	71,029
Gerald L. Tahajian	44,550	—	34,801	—	—	5,759	85,110
Tom Van Groningen (1)	22,600	—	45,870		—	—	68,470

(1)	Director Van Groningen retired on May 31, 2007

(2)	Stock options are granted to Directors as follows:
•	4,500 options granted upon appointment to Board of Directors

•	4,500 options granted on every three year anniversary

•	4,500 options granted upon five year anniversary – one time grant

Indebtedness of Management
          Certain directors and executive officers of the Company, as well as their immediate families, associates and companies in which they have a financial interest, are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank’s business, and the Bank expects to have such ordinary banking transactions with these persons or entities in the future. In the opinion of the Bank’s management, the Bank made all loans and commitments to lend included in such transactions in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons and entities of similar creditworthiness, and these loans do not involve more than a normal risk of collectability or present other unfavorable features.
Transactions with Related Persons
          There are no other existing or proposed material transactions between the Company and any of its directors, executive officers, nominees for election as a director, or the immediate families or associates of any of the foregoing persons required to be disclosed. In accordance with its policies, the Company obtains competitive bids for products and services from independent parties before selecting a vendor of such products and services.
Code of Ethics
          The Company has adopted a code of conduct governing the conduct of all its employees and directors. The Company has posted the code of conduct on its website and it may be accessed at the following address: http://www.ccow.com.
Section 16(a) Beneficial Ownership Reporting Compliance
          Section 16 (a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires each person (i) who owns more than 10% of any class of equity security which is registered under the Exchange Act or (ii) who is a director or one of certain officers of the issuer of such security to file with the Securities and Exchange Commission certain reports regarding the beneficial ownership of such persons of all equity securities of the issuer. The Company has established a procedure to aid persons who are officers and directors of the Company in timely filing of reports required by the Exchange Act. The Board is required to disclose unreported filings from prior years of which the Board has knowledge. All Section 16(a) reports were filed on a timely basis.

PROPOSAL TWO — TO APPROVE THE CAPITAL CORP OF THE WEST
AMENDED AND RESTATED 2002 STOCK PLAN
          At the Meeting, shareholders will be asked to approve the Capital Corp of the West Amended and Restated 2002 Plan (the “Amended Stock Plan”). The Amended Stock Plan incorporates certain changes described below in the Company’s existing 2002 Stock Option Plan, as amended (the “Existing Option Plan”).
Background
          Currently, the Company’s Existing Option Plan permits the Company to grant only stock options. The Board of Directors has adopted the Amended Stock Plan, subject to shareholder approved, to allow the Company to issue stock appreciation rights, stock awards, stock grants and qualified performance awards in addition to stock options (both incentive and non-qualified options) (collectively, “Awards”) and to allow greater flexibility in the manner by which Award recipients pay the consideration, if any, for their awards. The Amended Stock Plan does not increase the aggregate number of shares issuable under the current Existing Option Plan.
          The shareholders and the Board of Directors first approved the Existing Option Plan in its current form in 2002 with 250,000 shares. As a result of a 5% stock dividend in 2003, a 9 for 5 stock split in 2005 and increases in the number of shares available under the Existing Option Plan approved by shareholders in 2004 and 2007, the current number of shares issuable under the Option (as adjusted for stock splits and dividends) is 1,567,500. Of this number, 610,490 were available for grant as of December 31, 2007, and 377,588 were still available for grant as of the date of this proxy statement.
Principal Proposed Changes in the Plan
          In April, 2008, the Board of Directors amended and restated the Existing Option Plan to create the Amended Stock Plan, and now seeks shareholder approval of the Amended Stock Plan at the Annual Meeting. A key objective of the Amended Stock Plan is to provide more flexibility in the types of equity incentives that may be offered to employees, directors and consultants. Because stock options are now required to be expensed under Financial Accounting Standards No. 123 (revised 2004), other forms of equity incentives may be more advantageous to the Company and its shareholders. The Amended Stock Plan provides for several different types of equity awards in addition to stock options. Changes in the manner in which a recipient can pay the consideration for exercise of an Award will also provide the Company with greater flexibility.
          The Board of Directors believes the Amended Stock Plan is necessary to give the Company flexibility to (i) attract and retain qualified non-employee directors, executives and other key employees and consultants with appropriate equity-based awards, (ii) motivate high levels of performance, (iii) recognize employee contributions to the Company’s success, and (iv) align the interests of Amended Stock Plan participants with those of the Company’s shareholders. In addition, the Board of Directors believes a robust equity compensation program is necessary to provide the Company with flexibility in negotiating strategic acquisitions and other business relationships to further expand and grow the Company’s business. In particular, the Company may require such flexibility in its efforts to recruit a new chief executive officer.
          Without the ability to grant equity-based awards for these purposes, the Company may not remain competitive for qualified non-employee directors, executives and skilled employees and consultants in the banking industry, particularly against similar companies vying for a limited talent pool.

The provisions of the Amended Stock Plan are summarized below. There has been no determination with respect to future awards under the Amended Stock Plan as of the date of this proxy statement.
Summary of the Amended Stock Plan
          The following description of certain features of the Amended Stock Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended Stock Plan that is attached to this proxy statement as Exhibit 1, which is marked to show changes from the Existing Option Plan.
          Administration. The Amended Stock Plan will be administered by the Board or an authorized committee of the Board, all of whose members will be independent directors as defined by the regulations of the SEC and NASDAQ (the “Administrator”). The Board may at any time exercise any of the powers and responsibilities assigned to the Administrator under the Amended Stock Plan. Subject to the provisions of the Amended Stock Plan and the authority granted by the Board, the Administrator will have complete authority to make all determinations with respect to awards to be granted, including the form of award and the recipient of the award. Subject to the provisions of the Amended Stock Plan, the Administrator will also have complete authority to interpret the Amended Stock Plan, to prescribe, amend and rescind rules and regulations relating to the Amended Stock Plan, to determine the terms and provisions of any agreements concerning the terms of an award, and to make all other determinations necessary or advisable for the administration of the Amended Stock Plan. All decisions, interpretations and other actions of the Administrator will be final and binding. The Existing Option Plan in its current form and as amended and restated in the Amended Stock Plan expires in 2012.
          Participants. Employees, officers, directors and consultants of the Company or its subsidiaries may be granted Awards under the Amended Stock Plan. The Board of Directors determines which individuals will receive Awards, as well as the number and composition of each Award. Awards under the Amended Stock Plan may consist of a single type or any combination of the types of Awards permissible under the Amended Stock Plan as determined by the Administrator. These decisions may be based on various factors, including a participant’s duties and responsibilities, the value of the participant’s past services, the participant’s potential contributions to the Company’s success, and other factors.
          The Amended Stock Plan provides for the following types of Awards:
          Stock Options. The Company may grant stock options under the Amended Stock Plan, including options which are qualified as incentive stock options as defined under Section 422 of the Internal Revenue Code (the “Code”) and nonqualified stock options. Options will not be exercisable at a price that is less than 100% of the fair market value of the Company’s common stock on the date of grant or, if the optionee holds at least 10% of the voting power of all classes of the Company’s stock, 110% of fair market value. The term of options will generally be ten years, except that incentive stock options granted to 10% shareholders will have a term of no more than five years. Options will vest and become exercisable as determined by the Administrator at the time of grant.
          Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, or the Administrator may (i) allow the optionee to make payment by tendering shares of the Company’s common stock having a fair market value equal to the exercise price, (ii) in appropriate circumstances, allow broker-assisted cashless exercises under which the Company issues shares on exercise of the option and is paid the purchase price from the sale of the shares by the optionee’s broker, (iii) withhold shares on option exercise in payment of the exercise price and tax withholding; or (iv) if permitted by law, allow payment of the exercise to be made in a form of a promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Administrator shall have approved.
          Options continue to be exercisable for up to 12 months after an optionee’s association with the Company terminates due to death or disability and up to 90 days after an optionee’s association ends for other reasons. These periods may be extended at the Administrator’s discretion.

          Stock Appreciation Rights. Under the Amended Stock Plan, stock appreciation rights or “SARs” may be settled in common stock or cash and must be granted with an exercise price not less than 100% of fair market value on the date of grant. Upon exercise of a SAR, a participant is entitled to receive cash or a number of shares of common stock equivalent in value to the difference between the fair market value on the exercise date and the exercise price of the SAR. For example, if a participant is granted 100 SARs with an exercise price of $10 and the SARs are later exercised when the fair market value of the underlying shares is $20 per share, the participant would be entitled to receive 50 Shares [($20 — $10) x 100) / $20], or $1,000 in cash (50 x $20). Because of adverse accounting consequences of SARS settled in cash, the Company expects that most SARS will provide for settlement in shares of common stock.
          Restricted Stock. A restricted stock award is the grant of shares of the Company’s common stock, exercisable currently at a price determined by the Administrator (including zero), that is subject to forfeiture until specific conditions or goals are met. Conditions may be based on continuing employment or achieving performance goals specified by the Administrator. During the period of restriction, participants holding restricted stock may, if permitted by the Administrator, have full voting and dividend rights. The restrictions lapse in accordance with a schedule or other conditions determined by the Administrator.
          Stock Grants. A stock grant is an award of shares of common stock without restriction. Stock grants may be made in certain circumstances to reward special performance or for other reasons.
          Performance-based Awards. Grants of performance-based awards under the Amended Stock Plan are intended to qualify as “performance-based compensation” under Section 162(m) of the Code and preserve the deductibility of these awards for federal income tax purposes. Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year to the extent the compensation paid to a covered employee exceeds $1,000,000 unless the plan contains certain features that qualify the compensation as “performance-based compensation.” Because Section 162(m) of the Code only applies to those employees who are “covered employees” as defined in Section 162(m), only covered employees and those likely to become covered employees are eligible to receive performance-based awards. “Covered employees” means the Company’s Chief Executive Officer and any of its other four highest compensated officers.
          Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Administrator for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria which are set forth in Section 2(w) of the Amended Stock Plan: pre- or after-tax net earnings, growth in loans and/or deposits, operating earnings, operating cash flow, net interest margin, asset quality (nonperforming assets as a percentage of loans or assets), return on shareholders’ equity, return on assets, common stock price growth, gross or net profit margin, earnings per share, price per share of common stock, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and may be calculated in any manner chosen by the Administrator. With regard to a particular performance period, the Administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Administrator may reduce or eliminate (but not increase) the award. Generally, a participant would have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for that period. If the shareholders approve the Amended Stock Plan, they will also be approving the performance criteria set forth above.
          Shares Reserved for Issuance. Subject to certain adjustments, the maximum aggregate number of shares of the Company’s common stock which may be issued pursuant to or subject to Awards is 1,567,500. The maximum aggregate number of shares of our common stock which may be issued pursuant to or subject to outstanding incentive stock options granted under the Amended Stock Plan is 1,567,500, but no awards are required to be incentive stock options. When Awards made under the Amended Stock Plan expire or are forfeited or cancelled, the underlying shares will become available for future Awards under the Amended Stock Plan. Shares awarded and delivered under the Amended Stock Plan may be authorized but unissued, or reacquired shares.
          Acceleration of Vesting. The vesting of any awards granted under the Amended Stock Plan may be accelerated in full in the event of a merger or sale of the Company if the acquiring entity does not assume or replace the awards with comparable awards. In addition, the Administrator may accelerate the exercisability of options and any grant of restricted stock even if restrictions have not expired.
          Limitation of Rights. Participants in the Amended Stock Plan will not be deemed for any purpose to be shareholders of the Company with respect to any of the shares of stock subject to an award unless and until a certificate has been issued for the shares. However, the Administrator may allow holders of restricted stock to exercise voting rights and receive dividends during the restricted period.
          Amendment and Termination. The Board of Directors may terminate, amend or modify the Amended Stock Plan at any time, with shareholder approval to the extent necessary and desirable to comply with any applicable law, regulation or listing standard of any market where our securities trade. The Company may not make any grants under the Amended Stock Plan after the tenth anniversary of the date it was adopted by the Board of Directors. Awards outstanding at the time the Amended Stock Plan is amended or terminated will continue in existence, and the terms of the Amended Stock Plan will continue to apply to them, until the awards are exercised, cancelled or forfeited.
          Tax Effect on Company. The Company will generally be entitled to a tax deduction in connection with an option or award under the Amended Stock Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, upon the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to the Chief Executive Officer and to each of the Named Executive Officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include shareholder approval of the Amended Stock Plan and performance criteria under the Amended Stock Plan, setting individual annual limits on each type of award, and certain other requirements. The Amended Stock Plan has been designed to permit the Administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such awards if the Company should make them.
          Tax Withholding. The Company has the right to deduct or withhold or require a participant to remit to the Company an amount sufficient to satisfy federal, state, local and any applicable foreign taxes (including FICA obligations, if applicable) required to be withheld with respect to the grant, exercise or vesting of any Award.
          Effect of Termination, Death, or Disability. If a participant’s employment, consulting arrangement, or service as a non-employee director terminates for any reason, vesting of ISOs, NQSOs and SARs generally will stop as of the effective termination date. Participants generally have three (3) months from their termination date to exercise vested unexercised options and SARs before they expire. Longer post-termination exercise periods apply in the event the termination of employment or cessation of service results from death or disability.
          Nontransferability of Awards. Awards granted under the Amended Stock Plan are generally not transferable other than by will or the laws of descent and distribution, and may be exercised by the participant only during the participant’s lifetime. The Administrator may, however, at or after the grant of an Award of a nonstatutory stock option, or shares of restricted stock, provide that such Award may be transferred by the participant to a family member or family trust; provided that the transfer is without payment of any consideration and is only made after receiving the Administrator’s approval. Shares acquired pursuant to a stock grant or a grant of restricted stock as to which all restrictions have lapsed are not subject to this restriction.

          Shareholder approval. Approval of the Amended Stock Plan requires the affirmative vote of a majority of the outstanding shares represented and entitled to vote at the Meeting.
          Shareholder Approval Required for Repricing; Certain Adjustments. No option may be repriced unless approved by the shareholders of the Company. However, the number of shares available under the Plan and the number of shares under and pricing of outstanding Awards will be proportionately adjusted for any increase or decrease in the number of the Company’s issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease as determined by the Administrator and without shareholder approval. In addition, if there is a change of control of the Company, a successor corporation may assume the outstanding Awards or issue new awards covering the stock of the successor corporation as substitutes for outstanding Awards, with appropriate adjustments as to the number and kind of shares and prices.
U.S. Federal Income Tax Consequences
          Option Grants. Options granted under the Amended Stock Plan may be either incentive stock options which are intended to satisfy the requirements of Section 422 of the Code or nonqualified stock options which are not intended to meet those requirements. The federal income tax treatment for nonqualified stock options and incentive stock options is summarized below.
          Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a nonqualified stock option. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. The Company and the optionee are required to satisfy the tax withholding requirements applicable to that income, unless the optionee is a nonemployee director, where in such case tax withholding is not required. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised nonqualified stock options.
          Incentive Stock Options. No taxable income is recognized by an optionee upon the grant of an incentive stock option. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised although the optionee’s gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying shares acquired from the option within two years after the option grant date or within one year of the option exercise date, then the sale is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain from exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. The Company will be entitled to an income tax deduction that equals the amount of the optionee’s compensatory ordinary income. If the optionee does not make a disqualifying disposition, then the Company will not be entitled to a tax deduction.
          Stock Appreciation Rights. No taxable income is recognized by a participant upon the grant of a SAR. The participant will recognize ordinary income in the year in which the SAR is exercised. The amount of ordinary income will be equal to the cash payment upon exercise or the fair market value of the common stock received. The Company and the participant are required to satisfy the applicable tax withholding requirements, unless the participant is a nonemployee director, where in such case, tax withholding is not required. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to exercised SARs.
          Restricted Shares. The tax principles applicable to the issuance of restricted shares under the Amended Stock Plan will be substantially the same as those summarized above for the exercise of nonqualified option grants in that they are both governed by Section 83 of the Code. Generally, when the restriction lapses, the grantee will have ordinary income equal to the difference between the fair market value of the shares on the vesting date and any amount paid for the shares. Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the granted shares on the grant date and any amount paid for the shares. If the Section 83(b) election is made, the grantee will not recognize any additional compensation income when the restriction lapses, but may have capital gain income or loss upon sale of the shares. The Company will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.
          Stock Grants. Stock grants in the nature of shares of the Company’s common stock will generally be taxable as ordinary income equal to the aggregate of their fair market value when the grant is not subject to a substantial risk of forfeiture. The Company would generally be entitled to a deduction for the amount included in the recipient’s income.
          Performance-based Awards. The grant of performance based award will not result in income to the recipient. Upon the receipt of shares or cash under a performance based award, the recipient would recognize ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares plus any cash received. Income tax withholding would be required.
          Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by the Company in connection with the exercise of both incentive stock options and nonqualified stock options granted with exercise prices equal to the fair market value of the shares on the grant date will not be subject to the Code Section 162(m) $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.
          The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Amended Stock Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Amended Stock Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Securities Authorized For Issuance Under Equity Compensation Plans
          The information in the following table is provided as of the end of the fiscal year ended December 31, 2007 with respect to compensation plans (including individual compensation arrangements) under which equity securities are issuable:

(c)
No. of securities remaining
	(a)	(b)	available for future issuance
	No. of securities to be	Weighted average	under equity compensation
	issued upon exercise of	exercise price of	plans (excluding securities
	outstanding option,	outstanding option,	reflected in
Plan category	warrants and rights	warrants and rights	column (a))
Equity compensation plans approved by securities holders	849,159	$22.55	610,490

Equity compensation plans not approved by security holders	—	—	—

Total	849,159	$22.55	610,490

          The table above does not reflect options for 139,000 shares granted in March 2008.

RECOMMENDATION OF THE BOARD OF DIRECTORS
          The proxy holders intend to vote all proxies they hold in favor of approving the Amended and Restated 2002 Stock Plan (unless the shareholders direct otherwise). The Board of Directors urges you to vote “FOR” Proposal Two.
PROPOSAL THREE: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
          The Audit Committee has selected Perry-Smith LLP as the Company’s independent accountants for 2008. KPMG LLP served as the Bank’s independent certified public accountants in 2007. The Company and the Bank have had no disagreements with their accountants with respect to accounting principles or practices of financial statement disclosure.
          At the 2008 annual meeting of shareholders the following resolution will be subject to ratification by a simple majority vote of the shares represented at the meeting:
     RESOLVED, that the selection of Perry-Smith LLP as the independent certified public accountants for Capital Corp of the West for the fiscal year ending December 31, 2008 is hereby ratified.
          If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Audit Committee. Even if the selection is ratified, the Audit Committee reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Audit Committee decides that such a change would be in the best interests of the Company and its shareholders.
          The services provided by KPMG LLP in 2007 and to be provided by Perry-Smith LLP in 2008 include the examination and reporting on the financial status of the Company. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.
          On May 2, 2008, KPMG LLP advised the Company that it resigned as the independent registered public accounting firm for the Company.
          During the years ended December 31, 2007 and 2006 and the subsequent interim period through May 2, 2008, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K), except that KPMG LLP advised the Company of the following material weaknesses:
•	Management identified and included in its assessment material weaknesses related to the allowance for loan losses that arose from ineffective policies and procedures related to: appropriate risk classification of the loan portfolio; timely identification and monitoring of problem loans by sufficient levels of qualified and trained personnel; timely and accurate preparation and review of adequate documentation for SFAS 114, Accounting by Creditors for Impairment of a Loan ” (“SFAS No. 114”) analysis; and providing information about at risk loans on a timely basis, including appraisals necessary to support the valuations of collateral included in the Company’s SFAS No. 114 analysis.

•	Management also identified and included in its assessment a material weakness arising from ineffective entity-level controls to ensure that the appropriate accounting policies are selected and updated as circumstances change, and that the necessary policies and procedures for preparation of the financial statements are implemented and understood by company personnel.

•	Management also identified and included in its assessment material weaknesses arising from ineffective policies and procedures related to: accounting for investments in limited partnerships, affordable housing partnerships and Other Real Estate Owned; accounting, presentation and disclosure of liabilities associated with mechanics liens, bonded stop notices on loans, and the associated potential insurance recoveries; and the determination of minimum lease commitments.
          The audit reports of KPMG LLP on the consolidated financial statements of Capital Corp of the West as of and for the years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2006 and the effectiveness of internal control over financial reporting as of December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG LLP’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2007 because of the effect of aforementioned material weaknesses on the achievement of the objectives of the control criteria and contained an explanatory paragraph describing the material weaknesses identified above.
          A representative of Perry-Smith LLP is expected to attend the 2008 Annual Meeting of Shareholders. The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to appropriate shareholders’ inquiries.
          Pre-approval Policies. The Audit Committee reviews and pre-approves all auditing services provided by the Company’s independent auditors as well as all non-audit services to be performed by auditors (including any management consulting engagements), unless: (i) the aggregate amount of all non-audit services constitutes not more than 5 percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; (ii) the services are not recognized by the Company at the time of the engagement to be non-audit services; and (iii) the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.
          In no event may an auditor provide any of the following non-audit services, even with consent of the Audit Committee: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Board determines, by resolution, is impermissible.
          If the Audit Committee approves any non-audit service to be performed by the independent auditor, it will be disclosed in a report on Form 10-K, 10-Q or 8-K, as appropriate.

Auditor Fees.
The following table shows fees for audit and other services billed by KPMG LLP for 2007 and 2006 audits.

	Fiscal Year	Fiscal Year
Category of Services:	2007	2006
Audit fees (1)	$1,645,000	$450,000
Audit-related fees (2)	$30,000	$10,675
Tax fees (3)	$—	$39,000

Subtotal	$1,675,000	$499,675
All other fees	$—	$—

(1)	Services include the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Services include assurance and related services by the auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)	Services include tax compliance, tax advice, and tax planning. Services in this category rendered during 2007 and 2006 include time and materials for the preparation, review and filing of the Company’s and the Company’s subsidiaries federal and California state tax returns, quarterly review of estimated tax payments and support related to tax audits by federal or state agencies.
RECOMMENDATION OF THE BOARD OF DIRECTORS
          The proxy holders intend to vote all proxies they hold in favor of approving the ratification of Perry-Smith LLP as the Company’s auditors for the fiscal year ending December 31, 2008 (unless the shareholders direct otherwise). You are urged to vote FOR PROPOSAL THREE.
Shareholder Proposals
          The deadline for submitting shareholder proposals for inclusion in Company’s proxy statement and form of proxy for the 2009 annual meeting is January 17, 2009 or, if the Company changes the date at the 2009 annual meeting by more than 30 days from the date of the 2008 annual meeting, notice must have been received a reasonable time before the Company sends its proxy materials. The proposal must be received at the Company’s principal executive offices, 550 W. Main Street, Third Floor, Merced, California 95340 by the date to be eligible for inclusion. Proposals must meet the requirements of applicable law, including Rule 14a-8 of the SEC’s proxy rules.
          For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2009 annual meeting, SEC rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on April 1, 2009 or, if the Company changes the date at the 2009 annual meeting by more than 30 days from the date of the 2008 annual meeting, notice must have been received a reasonable time before the Company sends its proxy materials , and advise shareholders in the 2009 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on such date.

Incorporation by Reference
          To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled “Compensation Committee Report”, and “Audit Committee Report” shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.
Other Matters
          The Board of the Company knows of no other matters which will be brought before the annual meeting, but if such matters are properly presented, proxies solicited hereby relating to the annual meeting will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the annual meeting.

Exhibit 1
CAPITAL CORP OF THE WEST
AMENDED AND RESTATED 2002 STOCK PLAN
     1. Purpose of the Plan.
     The purpose of the Capital Corp of the West Amended and Restated 2002 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Directors, Employees and Consultants of the Company, and to promote the success of the Company’s business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Stock Grants or Restricted Stock as determined by the Administrator at the time of grant of an Award and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. The Awards offered pursuant to the Plan are a matter of separate inducement and are not in lieu of salary or other compensation.
     2. Definitions.
     As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.
          (b) “Award” means any grant or sale pursuant to the Plan of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Stock Grants or Restricted Stock.
          (c) “Award Agreement” means an agreement between the Company and a Participant setting forth the terms and conditions of an Award.
          (d) “Board” means the Board of Directors of the Company.
          (e) “Code” means the Internal Revenue Code of 1986, as amended.
          (f) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.
          (g) “Common Stock” means the common stock, no par value, of the Company.
          (h) “Company” means Capital Corp of the West, a California corporation.
          (i) “Consultant” means any person who is engaged by the Company or any Subsidiary to render consulting or advisory services and is compensated for such services.
          (j) “Continuous Status as a Director, Employee or Consultant” means that the director, employment or consulting relationship with the Company is not interrupted or terminated. Continuous Status as a Director, Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or transfers to any Subsidiary, or between a Subsidiary and the Company or any successor. A leave of absence shall include sick leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of the Company. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the day which is three months after the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (k) “Covered Employee” means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.
          (l) “Director” means a member of the Board of Directors of the Company.
          (m) “Employee” means any person, including an Officer or Director, employed by the Company or a Subsidiary. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment.”
          (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (o) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
          (i) if the Common Stock is then listed on the Nasdaq Stock Market (“Nasdaq”) or another national securities exchange, its closing price on the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
          (ii) if the Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on another national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
          (p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (q) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          (r) “Notice of Grant” means the notice of stock option grant to be given to each of the Optionees.
          (s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (t) “Option” means a stock option granted pursuant to the Plan.
          (u) “Optionee” means a Director, Employee or Consultant who receives an Option.
          (v) “Participant” means any recipient or Permitted Transferee of an outstanding Award or of securities issued pursuant to an Award.
          (w) “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: pre- or after-tax net earnings, growth in loans and/or deposits, operating earnings, operating cash flow, net interest margin, asset quality (nonperforming assets as a percentage of loans or assets), return on shareholders’ equity, return on assets, Common Stock price growth, gross or net profit margin, earnings per share, price per share of Common Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator will, in the manner and within the time prescribed by Section 162(m) of

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the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.
          (x) “Performance Goals” means the written goals established by the Administrator for a Participant during a Performance Period for such Participant based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, Subsidiary, or an individual.
          (y) “Plan” means the Amended and Restated Capital Corp of the West 2002 Stock Plan.
          (z) “Qualified Performance-Based Awards” means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code as set forth in Section 10.
          (aa) “Restricted Stock” means Common Stock granted or sold to a Participant subject to a Risk of Forfeiture.
          (bb) “Restriction Period” means the period of time, established by the Administrator in connection with an Award of Restricted Stock, during which the Restricted Stock is subject to a Risk of Forfeiture described in the applicable Award Agreement.
          (cc) “Risk of Forfeiture” means a limitation on the right of the Participant to retain Restricted Stock arising because of the occurrence or non-occurrence of specified events or conditions.
          (dd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
          (ee) “Section 16(b)” means Section 16(b) of the Exchange Act.
          (ff) “Share” means each of the shares of Common Stock subject to an Option or other Award, as adjusted in accordance with Section 12 below.
          (gg) “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Section 11. Upon exercise, a SAR gives a Participant a right to receive a payment in cash, or the equivalent value in Shares, equal to the difference between the Fair Market Value of the Shares on the exercise date and the exercise price for the Award. For example, if a Participant is granted 100 SARs at an exercise price of $10 and the notice of grant specifies that the SARs will be settled in Shares and the SARs are exercised when the underlying Shares have a Fair Market Value of $20 per Share, upon exercise of the SAR, the Participant is entitled to receive 50 Shares ((($20-$10)*100)/$20).
          (hh) “Stock Grant” means the grant of Shares not subject to restrictions or other forfeiture conditions.
          (ii) “Subsidiary” means a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.
          (jj) “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

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     3. Stock Subject to the Plan.
     Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Common Stock that may be issued under this Plan (as adjusted to reflect stock splits and stock dividends through April 22, 2008) is 1,567,500 unless amended by the Board or the shareholders of the Company.
     If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange pursuant to Section 7(c) or delivered as payment of required tax withholdings pursuant to Section 15 or otherwise, or if any other Award or portion of an Award is forfeited, the Shares to which such Award relates that were not acquired or which are forfeited shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.
     4. Administration of the Plan.
          (a) Administration by Board or Committee of Board. The Plan shall be administered as follows:
          (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers and Employees who are neither Directors nor Officers.
          (ii) Administration With Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.
          (iii) Administration With Respect to Other Employees and Consultants. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock option plans, if any, of United States securities laws, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the “Applicable Laws” ). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.
          (iv) Compliance with Section 162(m). If, at any time, awards made under the Plan shall be subject to Section 162(m) of the Code, the Plan shall be administered by a committee comprised solely of “outside directors” (within the meaning of Treas. Reg. § 1.162-27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

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          (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:
          (i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(o) of the Plan;
          (ii) to select the Directors, Consultants and Employees to whom Awards may from time to time be granted hereunder;
          (iii) to determine whether and to what extent Awards are granted hereunder;
          (iv) to determine the number of Shares to be covered by each such Award granted hereunder;
          (v) to approve forms of agreements for use under the Plan;
          (vi) to construe and interpret the terms of the Plan, Award Agreements and Awards granted pursuant to the Plan.
          (c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards.
     5. Eligibility.
          (a) Awards may be granted to Directors, Employees and Consultants. Incentive Stock Options may be granted only to Employees. A Director, Employee or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.
          (b) Each Option shall be designated in a written Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
          (c) Neither the Plan nor any Award shall confer upon any Participant any right with respect to continuation of his or her employment or consulting relationship with the Company or any Subsidiary, nor shall it interfere in any way with his or her right or the Company’s or any Subsidiary’s right to terminate his or her employment or consulting relationship at any time, with or without cause.
          (d) Awards granted to a person subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
     6. Term of Plan.
     The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company, as described in Section 21(a) of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under Section 14 of the Plan.

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     7. Terms of Option Awards.
          (a) General. The term of each Option shall be the term stated in the Award Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who is a Ten Percent Owner at the time the Option is granted, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.
          (b) Option Exercise Price and Consideration.
          (i) The per share exercise price for the Shares to be issued upon exercise of any Option shall be such price as is determined by the Administrator, but shall be subject to the following:
          (A) In the case of an Incentive Stock Option
          1. granted to an Employee who, at the time of grant of such Option, is a Ten Percent Owner, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the date of grant.
          2. granted to any other Employee, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.
          (B) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.
          (ii) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check or (iii) any combination of those methods of payment. In addition, if there is a public market for the Shares, the Administrator may allow the Optionee to elect to pay the exercise price through any of the following procedures:
          (A) A special sale and remittance procedure under which the Optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a portion of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and/or sale. The Optionee must also provide such irrevocable written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm to effect the sale transaction. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option.
          (B) The surrender to the Company of shares of Common Stock which have already been owned by the Optionee for more than six months. The shares of the Common Stock which are surrendered to the Company as payment for Shares issued upon the exercise of an Option shall be valued at their Fair Market Value on the date of exercise of the Option.
          (C) The surrender to the Company of the Option as to all or part of the Shares for which the Option is then exercisable in exchange for shares of Common Stock having an aggregate Fair Market Value equal to the difference between (1) the aggregate Fair Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option.

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          (D) Unless prohibited by applicable law, by delivery to the Company of the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Administrator shall have approved.
          (c) Exercise of Option.
          (i) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as permissible under the terms of the Plan. The right to exercise an Option may be conditioned on specific Performance Criteria with respect to the Company and/or the Optionee. An Option may not be exercised for a fraction of a Share.
               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 7(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 hereof.
               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
          (ii) Termination of Directorship, Employment or Consulting Relationship. Except as otherwise provided in subsections (iii) and (iv) below, in the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant (but not in the event of an Optionee’s change of status from Employee to Director or Consultant (in which case an Employee’s Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option three months and one day following such change of status) or from Director or Consultant to Employee), such Optionee may, but only within three months after the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that the Administrator may extend the period during which a Nonstatutory Stock Option may be exercised following such termination on a case-by-case basis, as the Administrator deems appropriate in the Administrator’s discretion. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.
          (iii) Disability of Optionee. In the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant as a result of his or her disability, the Optionee may, but only within 12 months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, in the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant as a result of his or her “permanent disability” as such term is defined in Section 22(e)(3) of the Code, the Optionee shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. If such disability is not a “permanent disability,” in the case of an Incentive Stock Option such Incentive Stock Option shall

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automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such termination. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (iv) Death of Optionee. In the event of the death of an Optionee, the Optionee’s estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within 12 months from the date of death (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. All remaining Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee’s death, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (d) Notification of Disposition. Each person exercising any Incentive Stock Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements
     8. Terms of Restricted Stock Awards.
          (a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Administrator.
          (b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to Section 8, shall be issued a stock certificate in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award which includes language substantially in the following form:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN OF THE ISSUER AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND THE ISSUER. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE ISSUER.
          (c) Escrow of Shares. The Administrator may require that the stock certificates evidencing Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Shares covered by such Award.
          (d) Restrictions and Restriction Period. During the Restriction Period applicable to Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company performance or otherwise as the Administrator may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Administrator on such basis as it deems appropriate.
          (e) Rights Pending Lapse of Risk of Forfeiture, or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of

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Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a shareholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the Restricted Stock. The Administrator, as determined at the time the Award is made, may permit or require the payment of cash dividends to be deferred and, if the Administrator so determines, reinvested in additional shares of Restricted Stock to the extent shares are available under Section 3 and otherwise to be subject to the terms of the Plan.
          (f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.
     9. Terms of Stock Grants Awards. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or Affiliates, in lieu of compensation otherwise already due or in such other limited circumstances as the Administrator deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.
     10. Terms of Qualified Performance-Based Awards.
          (a) Purpose. The purpose of this Section 10 is to provide the Administrator the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Administrator, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 10 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Administrator may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 10 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”
          (b) Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Administrator or, if not all of the members thereof qualify as “Outside Directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Administrator consisting of such of the members of the Administrator as do so qualify. Any action by such a subcommittee shall be considered the action of the Administrator for purposes of the Plan.
          (c) Applicability. This Section 10 will apply only to those Covered Employees, or to those persons who the Administrator determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Administrator to receive Qualified Performance-Based Awards. The Administrator may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 10.
          (d) Discretion of Administrator with Respect to Qualified Performance-Based Awards. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7, except that the Exercise Price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, the Administrator will have full discretion to select the length of any applicable Restriction Period, the kind or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than 90 days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

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          (e) Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved, as determined by the Administrator. In determining the actual size of an individual Qualified Performance-Based Award, the Administrator may reduce or eliminate the amount of the Qualified Performance-Based Award earned, if in its sole and absolute discretion, such reduction or elimination is appropriate.
          (f) Maximum Award Payable. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan is five percent of the number of shares of Stock set forth in Section 3, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.
          (g) Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 12 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.
     11. Terms of Stock Appreciation Rights.
          (a) Grant of SARs. Subject to the terms of the Plan, a SAR may be granted to Participants at any time and from time to time as shall be determined by the Administrator.
          (i) Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.
          (ii) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have discretion to determine the terms and conditions of SARs granted under the Plan, including whether upon exercise the SARs will be settled in Shares or cash. However, the exercise price of a SAR shall be not less than the Fair Market Value of the Common Stock on the date of grant.
          (b) Exercise of SARs. SARs shall be exercisable on such terms and conditions as the Administrator, in its discretion, shall determine.
          (c) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, whether the SARs will be settled in Shares or cash upon exercise, the conditions of exercise and such other terms and conditions as the Administrator shall determine.
          (d) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions relating to the expiration of Options as set forth in Sections 7(a) and 7(c)(ii) - (iv).
          (e) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to Shares, or the equivalent value in cash, from the Company in an amount determined by dividing the Fair Market Value of a Share on the exercise date into the following: (a) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price, multiplied by (b) the number of Shares with respect to which the SAR is exercised. If the Administrator designates in the Award Agreement that the SAR will be settled in cash, upon Participant’s exercise of the SAR the Company shall make a cash payment to Participant as soon as reasonably practical.
     12. Adjustments Upon Changes in Capitalization or Merger.
          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, expiration or forfeiture of an Award, as well as the price for each Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the

10

number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease as determined by the Administrator. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Award.
          (b) Terminating Events. A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation of the Company with one or more corporations, as the result of which (A) the Company is not the surviving corporation or (B) the Company becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 50 percent of the aggregate voting power of all outstanding equity securities of the Company); (iii) a sale of substantially all the assets of the Company to another corporation; or (iv) a sale of the equity securities of the Company representing more than 50 percent of the aggregate voting power of all outstanding equity securities of the Company to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event (i) the Company shall deliver to each Participant, no less than thirty days prior to the Terminating Event, written notification of the Terminating Event and the Participant’s right to exercise all options and SARs granted pursuant to this Plan, whether or not vested under this Plan or applicable Award Agreement, and (ii) all Awards granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all then outstanding Awards and the Plan shall terminate; provided, however, that any outstanding options not exercised and other Awards outstanding as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding Awards or substitutes for such Awards, new Awards covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.
          (c) Compliance with Incentive Stock Option Provisions. Notwithstanding anything to the contrary herein, (i) each adjustment made to an Incentive Stock Option pursuant to this Section 12 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option and (ii) no adjustment of any Qualified Performance-Based Award pursuant to this Section 12 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.
     13. Time of Granting Awards.
     The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Director, Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.
     14. Amendment and Termination of the Plan.
          (a) Amendment and Termination. No suspension, amendment, or modification of the Plan by the Board, or of an outstanding Award by the Administrator, shall impair the rights of the recipient of any Award outstanding on the date of such suspension, amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Administrator, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the Nasdaq or an established stock exchange), the

11

Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.
          (b) Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.
     15. Tax Withholding
          (a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
          (b) Withholding Arrangements. The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the statutory minimum federal, state or local income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.
     16. Conditions Upon Issuance of Shares.
     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of the United States, including the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, directors and employees of any liability in respect of the failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     17. Reservation of Shares.
     During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     18. Agreements.
     Options shall be, and other Awards may be, evidenced by Award Agreements in such form as the Administrator shall approve from time to time.

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     19. Non-Transferability of Awards.
     Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant, except that Common Stock acquired pursuant to a Stock Grant or a grant of Restricted Stock as to which all restrictions have lapsed are not subject to this restriction. However, the Administrator may, at or after the grant of an Award of a Nonstatutory Stock Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Administrator, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.
     20. Unfunded Status of Plan.
     The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
     21. Shareholder Approval.
          (a) Initial Approval of Plan. Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.
          (b) Option Repricing. No Option may be amended or modified to effect the repricing of such Option without the approval of the shareholders of the Company.
     22. Information to Participants and Purchasers.
     The Company shall provide to each Participant and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Participant or purchaser has one or more Awards outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.
     23. Notices and Other Communications.
     Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

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     24. Governing Law
     The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

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envelope we have provided or return it to Capital Corp of the West, c/o
Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO TOTE^M^I^LC^I^BELpWMI^BLUE C^BUCK_INK^ASFOLLOWS___CAPCW1___KEEP THIS_P_ORTION FO_RJfpyR RECORDS_
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEo! ~ DETACH AND RETURN’THIS PORTION ONLY
CAPITALCORPOFTHEWESTFor Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the VI i-1 m.- x «• number(s) of the nominee(s) on the line below. I mm Election of Directors 1- To vote forthe election of the following persons as Class ODD ^___^^^^^^^^^^^^^___^_
III Directors of the Company to serve three-year terms or until their successors are elected and qualified:
Nominees: Class III Directors 1) David X, Bonnar 03) Curtis R. Grant For Against Abstain
2) Donald T. Briggs Jr. 04) G. Michael Graves
Bl To approve the Capital Corp of the West Amended and Restated 2002 Stock Plan 000
B To ratify the selection of Perry-Smith LLP, independent certified public accountants, to serve as the n n n Company’s auditors for the fiscal year ending December 31, 2008 U U U
Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s), When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE,
To assure a quorum, you are urged to date and sign this Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada
For address changes and/or comments, please check this box and write them on the back where indicated. Q Please indicate if you plan to attend this meeting. Q Q
Yes No
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Dale

If you vote by telephone or the Internet, DO NOT mail back your proxy. Proxies submitted by telephone or the Internet must be received by 11:59 p.m.. Eastern Time, on June 18,2008
Thank you for voting.
REVOCABLE REVOCABLE
proxy Capital Corp of the West proxy
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 19,2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Corp of the West, a California corporation (the “Company”) and the accompanying Proxy Statement dated May 16, 2008 and 2007 Annual Report of the company and revoking any proxy heretofore given, hereby constitutes and appoints David A. Heaberlin, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Company to be held at Merced, California, on June 19, 2008 at 9:00 a.m. local time or at any adjournments thereof, upon the following items set forth in the Notice of Meeting and more fully described in the Proxy Statement.
This proxy may be revoked prior to its exercise.
The Board of Directors recommends a vote for election as directors of the nominees named on the other side of this proxy. If no other instruction is given, the proxy holders intend to vote for all nominees listed, for approval of the Amended and Restated 2002 Stock Plan, for ratification of the selection of Perry-Smith LLP as auditors, and in their discretion on such other business as may properly come before the meeting or any adjournment thereof.
Address Changes/Comments:
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be signed on reverse side.)